UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-21475

                             RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                         Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Tara Tilbury

50 South Sixth Street, Suite 2350

                          Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 376-7132

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a)  The Report to Shareholders is attached herewith.

RBC Global Asset Management

Annual Report

For the year ended March 31, 2021

RBC Emerging Markets Equity Fund

RBC Emerging Markets Small Cap Equity Fund

RBC Emerging Markets Value Equity Fund

RBC Global Opportunities Fund

RBC International Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-422-2766.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKETS EQUITIES

Dear Shareholder:

Market Review

Financial markets staged an impressive comeback from pandemic-related losses in early 2020 amid unprecedented monetary and fiscal stimulus, and prospects for an economic recovery in many parts of the world. Emerging markets (EM), as a whole, trailed developed markets (DM), as poor stock performance in Brazil, Russia and Turkey offset strong equity returns in China, South Korea and Taiwan. Moreover, China, the world’s largest emerging market, lost ground in the first quarter of 2021 due to credit-growth concerns and the government’s signaling of earlier-than-expected tightening of fiscal and monetary policy. Emerging-market returns were also limited in early 2021 by a rise in U.S. 10-year bond yields, which made riskier assets less appealing to investors.

Portfolio Review – RBC Emerging Markets Equity Fund

For the 12-month period ended March 31, 2021, the Fund had an annualized total return of 55.77% (Class I). That compares to an annualized total return of 58.39% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Historically, the Fund tends to outperform in down-market periods and perform in line with the index in up-market periods, which was the experience for the trailing 12-month period.

At the country level, stock selection and underweight exposure to South Korea was the primary driver of underperformance over the period. This was partially offset by strong stock selection and overweight exposure to India and Chile. The portfolio’s underweight exposure to China also benefited relative returns.

At the sector level, overweight exposure and stock selection within Consumer Staples was the primary driver of underperformance for the period. Conversely, strong stock selection and overweight exposure in Consumer Discretionary, benefited relative returns along with lack of exposure to Energy and Utilities sectors.

Portfolio Review – RBC Emerging Markets Small Cap Equity Fund

For the 12-month period ended March 31, 2021, the Fund had an annualized total return of 61.04% (Class I). That compares to an annualized total return of 87.13% for the MSCI Emerging Markets Small Cap Net Total Return USD Index, the Fund’s primary benchmark.

At the country level, stock selection in South Africa and Brazil were the primary drivers of underperformance for the period, which was partially mitigated by overweight exposure to those countries. Overweight exposure to Bangladesh, Philippines and Chile also detracted from relative performance, while overweight exposure to India benefited relative returns.

At the sector level, stock selection and overweight exposure to Financials and Consumer Staples were the primary drivers of underperformance for the period. This was partially offset by strong stock selection in Industrials and Real Estate.

Portfolio Review – RBC Emerging Markets Value Equity Fund

For the 12-month period ended March 31, 2021, the Fund had an annualized total return of 75.61% (Class I). That compares to an annualized total return of 58.39% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

While out of favor in recent years, value stocks have begun to stage a comeback. Stock selection was the primary driver of benchmark outperformance.

At the country level, stock selection and overweight exposure to China was the primary driver of outperformance for the period. Stock selection was also strong in India and Taiwan. Overweight exposure to South Korea and South Africa also benefited relative performance. Overweight exposure and stock selection in Peru modestly detracted.

At the sector level, stock selection in Consumer Discretionary, Industrials and Communication Services was the primary driver of outperformance for the period. Underweight exposure and stock selection in Healthcare modestly detracted.

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKETS EQUITIES

Outlook

Away from the near-term market dynamics dominated by the COVID-19 pandemic, we believe the medium to long-term outlook for emerging markets remains intact. We’ve identified four key factors that we believe will play an important role in determining the performance of EM equities going forward: the U.S. dollar, the economic growth differential between EM and DM, earnings growth, and valuations. We believe there is a strong likelihood that in the coming years, some of these factors will shift from being headwinds to tailwinds, which could ultimately support a sustained improvement in relative EM performance.

In terms of investment positioning, the RBC EM Equity Team continues to focus on high quality companies with sustainable advantages, talented management teams and strong balance sheets and cash flows. From a top-down perspective, we remain focused on secular themes to ensure the portfolio is positioned in areas of long-term structural growth, while seeking to avoid those areas in decline.

Phil Langham

Senior Portfolio Manager and Head, Emerging Market Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The RBC Emerging Markets Small Cap Equity Fund invest in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. The RBC Emerging Markets Value Equity Fund invest in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. There is a possibility that issuers of securities in which the Funds may invest may default on the payment of interest or principal on the securities when due, which could cause the Funds to lose money. These risks are described more fully in the prospectus.

The MSCI Emerging Markets Net Total Return USD Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large and mid capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI Emerging Markets Small Cap Net Total Return USD Index includes small capitalization representation across emerging markets countries. It covers approximately 14% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Cash flow is the total amount of cash coming into and going out of a business.

Earnings growth is not representative of the Fund’s future performance.

Fund performance attribution data excludes Fund holdings that are fair valued.

Past performance is not a guarantee of future results.

LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Dear Shareholder:

Market Review

The coronavirus pandemic disrupted many sections of the global economy. Through most of the recovery, investors were faced with a highly bifurcated market, with the relative security of ‘COVID-immune’ business models preferred to those more directly affected by the virus. This remained the dominant market dynamic for the second and third quarters, but was challenged during the final quarter of the year, which experienced a significant increase in volatility led by the U.S. elections and the welcome news of positive trial results of vaccines proven to be successful against the COVID-19 coronavirus.

The new year brought the passage of a near 2 trillion dollar fiscal stimulus package, as well as encouraging news from the successful roll-out of the U.S. vaccination program, which raised hopes that the U.S. economy might, together with a number of other countries, exit from economic lockdown in a matter of months. This backdrop was taken positively by equity investors, but presented a challenge for bond markets, which began to price in increasing inflationary pressures.

Portfolio Review – RBC Global Opportunities Fund

For the 12-month period ended March 31, 2021, the Fund had an annualized total return of 61.74% (I Shares). That compares to an annualized total return of 54.60% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection drove returns throughout the period with a number of Financials and Industrials holdings contributing the most. At the stock level, relative returns were led by SVB Financial Group, the U.S. bank for the innovation economy, which benefitted from thriving market segments, a rising interest rate environment and expectations of a record deployment of venture capital and private equity. Also leading relative returns were Japanese motor manufacturer Nidec, and Taiwanese semiconductor manufacturer TSMC. Stocks that detracted from returns were Swiss pharmaceutical company Roche, U.S. chemicals company Ecolab, and Apple, the U.S. technology company whose stock performed strongly but was not owned in the portfolio.

Portfolio Review – RBC International Opportunities Fund

For the 12-month period ended March 31, 2021, the Fund had an annualized total return of 63.90% (I Shares). That compares to an annualized total return of 49.41% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection drove returns throughout the period with a number of Industrials and Financials holdings contributing the most. At the stock level, relative returns were led by Taiwanese semiconductor manufacturer TSMC, which saw its share price respond positively to the likelihood of the company securing meaningful CPU outsourcing business from U.S. multinational technology company Intel. Also leading relative returns were Japanese motor manufacturer Nidec, and global logistics leader Deutsche Post. Stocks that detracted were Swiss pharmaceutical company Roche, Japanese pharmaceutical producer Astellas Pharma, and Spanish clothing company Industria de Diseno Textil.

LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Outlook

Investors Investors now experience a contest between the improving profits and cash flows coming from vaccination-led economic normalization, and the normalization of monetary and fiscal policy which may increase the discount rate used to value those profits and cash flows. In our view, the improvement in the profit outlook is contributing to weak, highly leveraged businesses performing very strongly, and to higher interest rates, incentivising investors to value short-term profits proportionately more than longer-term opportunities.

For a fundamental, long-term strategy, such as ours, this presents particularly challenging conditions. Our investment philosophy of owning great businesses at attractive valuations means that we are very unlikely to own the weak, highly leveraged businesses that will likely benefit the most when sentiment changes. Although such periods can be uncomfortable, they historically do not last. In time, share prices follow company fundamentals. We remain of the opinion that the right long-term course of action is to continue to invest in great businesses, whilst simultaneously continuing to pay close attention to the balance of the portfolio.

Habib Subjally

Senior Portfolio Manager and Head, Global Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Funds may focus their investments in a region or small group of countries. As a result, the Funds’ performance may be subject to greater volatility than a more geographically diversified fund. The Funds invest in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Funds may invest may default on the payment of interest or principal on the securities when due, which could cause the Funds to lose money. These risks are described more fully in the prospectus.

The MSCI ACWI ex USA Net Total Return USD Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large and mid capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI Net Total Return USD Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It captures large and mid capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Past performance is not guarantee of future results.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor and RBC Global Asset Management (UK) Limited (“RBC GAM-UK”) serves as the investment sub-advisor to the Funds and is responsible for the overall management of the Funds’ portfolios. The individual primarily responsible for the day-to-day management of each Fund’s portfolio is set forth below.

Philippe Langham

Senior Portfolio Manager and Head of Emerging Market Equities

Philippe Langham is Head of Emerging Market Equities at RBC GAM-UK and is responsible for portfolio management of RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund. Philippe joined RBC GAM-UK in November 2009 from Societe Generale Asset Management, where he was Head of Global Emerging Markets. He was previously Director and Head of Emerging Markets and Asia at Credit Suisse in Zurich. Prior to that, he managed Global Emerging Markets, Asian, Latin American and U.S. portfolios for nine years at the Kuwait Investment Office. Philippe holds a BSc in economics from the University of Manchester in England and is a Chartered Accountant.

Laurence Bensafi

Senior Portfolio Manager and Deputy Head of Emerging Markets Equity

Laurence Bensafi is Deputy Head of Emerging Markets Equity at RBC GAM-UK and is responsible for portfolio management of RBC Emerging Markets Value Equity Fund. Prior to joining RBC GAM-UK in 2013, Laurence was the Head of Aviva Investors’ Emerging Markets team, where she was responsible for managing Global Emerging Markets income funds and for developing quantitative stock selection and analysis models. Laurence began her investment career as a Quantitative Analyst at Societe Generale Asset Management, supporting European and Global Equity portfolio management by developing quantitative models to assist in the portfolio construction and security selection process. In 1997, Laurence obtained a Magistere d’Economiste Statisticien & D.E.S.S. Statistique et Econometrie from Toulouse University in France. Laurence is a CFA charterholder.

Habib Subjally

Senior Portfolio Manager and Head of Global Equities

Habib Subjally is Head of Global Equities at RBC GAM-UK and is responsible for portfolio management of RBC Global Opportunities Fund and RBC International Opportunities Fund. Prior to joining RBC GAM-UK in 2014 Habib and his team spent eight years together at First State managing global equities. Previously he was Head of Small & Mid Cap Research at Credit Suisse and Head of the Global equities team at Invesco. Habib began his fund management career at Merrill Lynch Investment Managers, where he was Head of North American and Global equities research. He holds a BSc (Hons) from the London School of Economics and holds Chartered Accountant and ASIP designations.

    PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of March 31, 2021 (Unaudited)

RBC Emerging Markets Equity Fund
Class A
- Including Max Sales Charge of 5.75%	46.40%	5.93%	9.98%	7.16%
- At Net Asset Value	55.33%	8.05%	11.30%	8.03%	1.13%	1.45%
Class I
- At Net Asset Value	55.77%	8.33%	11.57%	8.29%	0.88%	0.99%
Class R6
- At Net Asset Value	55.70%	8.35%	11.57%	8.40%	0.88%	0.88%

MSCI Emerging Markets
Net Total Return USD Index(d)	58.39%	6.48%	12.07%	6.44%
RBC Emerging Markets Small Cap Equity Fund
Class A
- Including Max Sales Charge of 5.75%	51.57%	(2.63)%	4.02%	2.44%
- At Net Asset Value	60.76%	(0.70)%	5.26%	3.27%	1.53%	4.30%
Class I
- At Net Asset Value	61.04%	(0.48)%	5.52%	3.52%	1.28%	3.99%

MSCI Emerging Markets
Small Cap Net Total Return USD Index(d)	87.13%	5.19%	9.59%	6.05%
RBC Emerging Markets Value Equity Fund
Class I
- At Net Asset Value	75.61%	5.62%	N/A	6.00%	0.95%	1.97%
Class R6
- At Net Asset Value	75.44%	5.67%	N/A	6.05%	0.88%	3.37%

MSCI Emerging Markets
Net Total Return USD Index(d)	58.39%	6.48%	N/A	6.74%
RBC Global Opportunities Fund
Class A
- Including Max Sales Charge of 5.75%	51.93%	13.12%	15.38%	12.40%
- At Net Asset Value	61.21%	15.39%	16.76%	13.46%	1.02%	33.96%
Class I
- At Net Asset Value	61.74%	15.69%	16.99%	13.65%	0.77%	0.99%
Class R6
- At Net Asset Value	61.76%	15.75%	17.04%	13.70%	0.71%	0.90%

MSCI ACWI Net
Total Return USD Index(d)	54.60%	12.07%	13.21%	9.66%

    PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio (b)(c)
Average Annual Total Returns as of March 31, 2021 (Unaudited)

RBC International Opportunities Fund
Class A
- Including Max Sales Charge of 5.75%	52.74%	8.09%	9.36%	6.70%
- At Net Asset Value	62.00%	10.26%	10.67%	7.70%	1.10%	3.67%
Class I
- At Net Asset Value	63.90%	10.90%	11.13%	8.09%	0.81%	1.11%
Class R6
- At Net Asset Value	64.15%	11.00%	11.20%	8.15%	0.76%	24.83%

MSCI ACWI ex US Index(d)	49.41%	6.51%	9.76%	6.08%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)

The since inception date (commencement of operations) is December 20, 2013 for RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund for Class A and Class I shares and November 22, 2016 for Class R6 shares, February 9, 2018 for RBC Emerging Markets Value Equity Fund for Class I and Class R6 shares and December 3, 2014 for RBC Global Opportunities Fund and RBC International Opportunities Fund for Class I shares, November 22,2016 for Class R6 shares and January 28, 2020 for Class A Shares. The performance in the table for Class R6 shares prior to November 22,2016 reflects the performance of the Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class R6 shares. The performance in the table for Class A shares of Global Opportunities Fund and International Opportunities Fund prior to January 28, 2020, reflects the performance of Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class A shares.

(b)	The Funds’ expenses reflect actual expenses for the most recent fiscal year ended March 31, 2021.

(c)

The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2022 (September 30, 2022 for RBC Emerging Markets Equity Fund).

(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

    PERFORMANCE SUMMARY (UNAUDITED)

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large and mid capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI Emerging Markets Small Cap Index includes small capitalization representation across emerging markets countries. It covers approximately 14% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large and mid capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It captures large and mid capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

This Page Intentionally Left Blank

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund

Investment Strategy

Seeks to provide long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities and/or investments that provide exposure to equity securities of issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance

For the 12-month period ended March 31, 2021, the Fund had an annualized total return of 55.77% (Class I). That compares to an annualized total return of 58.39% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  At the country level, overweight exposure and stock selection in Chile and India contributed positively.

•  Underweight exposure to China and stock selection was also a positive contributor.

•  At the sector level, overweight exposure and stock selection in Consumer Discretionary contributed positively as well as lack of exposure to Energy and Utilities.

Factors That Detracted From Relative Returns

•  At the country level, underweight exposure and stock selection in South Korea detracted from relative returns.

•  At the sector level, overweight exposure and stock selection in Consumer Staples detracted.

•  Stock selection in Industrials was also detracted.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/21 (% of Fund’s investments) & Top Five Industries (as of 3/31/21) (% of Fund’s net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	6.38%	Ping An Insurance Group Co. of China Ltd.	4.36%	Top Ten Holdings (excluding investment companies) (as of 3/31/21) (% of Fund’s net assets)
Naspers Ltd.	4.99%	Tata Consultancy Services Ltd.	3.68%
SK Hynix, Inc.	4.81%	Housing Development Finance Corp. Ltd.	3.41%
Alibaba Group Holding Ltd.	4.67%	MediaTek, Inc.	3.05%
Antofagasta Plc	4.59%
Tencent Holdings Ltd.	4.52%
*A listing of all portfolio holdings can be found beginning on page 20

The graph reflects an initial investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2021 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

				Growth of $250,000 Initial Investment Since Inception (12/20/13)

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Small Cap Equity Fund

Investment Strategy

Seeks to provide long-term total capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities of smaller companies and/or investments that provide exposure to equity securities of smaller issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term total capital growth. The Fund currently considers smaller companies and issuers to be those that have a market capitalization at the time of purchase of up to $5 billion.

Performance

For the 12-month period ended March 31, 2021, the Fund had an annualized total return of 61.04% (Class I). That compares to an annualized total return of 87.13% for the MSCI Emerging Markets Small Cap Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  At the country level, overweight exposure and stock selection in India contributed positively to relative performance.

•  Stock selection in China was also a positive contributor.

•  At the sector level, underweight exposure and stock selection in Real Estate were positive as well as stock selection in Industrials.

Factors That Detracted From Relative Returns

•  At the country level, stock selection in South Africa and Brazil detracted from relative performance.

•  At the sector level, overweight exposure and stock selection in Consumer Staples detracted.

•  Stock selection in Financials was also a detractor.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Small Cap Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Small Cap Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/21 (% of Fund’s investments) & Top Five Industries (as of 3/31/21) (% of Fund’s net assets)

*Includes U.S. dollar denominated cash equivalent investments representing 0.44% of investments.

Voltronic Power Technology Corp.	4.88%	Bajaj Holdings & Investment Ltd.	3.49%	Top Ten Holdings (excluding investment companies) (as of 3/31/21) (% of Fund’s net assets)
Chroma ATE, Inc.	4.72%	Marico Ltd.	3.29%
Cyient Ltd.	3.91%	Koh Young Technology, Inc.	3.27%
Century Pacific Food, Inc.	3.62%	Giant Manufacturing Co. Ltd.	3.15%
Leeno Industrial, Inc.	3.58%
SITC International Holdings Co. Ltd.	3.56%
*A listing of all portfolio holdings can be found beginning on page 23

The graph reflects an initial investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2021 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

				Growth of $250,000 Initial Investment Since Inception (12/20/13)

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Value Equity Fund

Investment Strategy

Seeks to provide long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities tied to emerging market countries that are considered to be undervalued in relation to earnings, dividends and/or assets.

Performance

For the 12-month period ended March 31, 2021, the Fund had an annualized total return of 75.61% (Class I). That compares to an annualized total return of 58.39% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  At the country level, stock selection in China, India and Taiwan contributed positively to relative performance. Underweight exposure to China also benefited relative performance.

•  At the sector level, stock selection in Industrials and Consumer Discretionary were positive contributors.

Factors That Detracted From Relative Returns	• At the country level, stock selection in Brazil and underweight exposure to Taiwan detracted from relative returns. • At the sector level, stock selection in Healthcare detracted.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Value Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/21 (% of Fund’s investments) & Top Five Industries (as of 3/31/21) (% of Fund’s net assets)

*Includes U.S. dollar denominated cash equivalent investments representing 0.38% of investments.
Samsung Electronics Co. Ltd.	5.53%	Naspers Ltd.	2.42%	Top Ten Holdings (excluding investment companies) (as of 3/31/21) (% of Fund’s net assets)
Alibaba Group Holding Ltd.	5.42%	Antofagasta Plc	2.39%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.45%	Hana Financial Group, Inc.	1.67%
Ping An Insurance Group Co. of China Ltd.	3.41%	Hindalco Industries Ltd.	1.59%
Ping An Bank Co. Ltd.	2.96%	Hyundai Motor Co.	1.58%
*A listing of all portfolio holdings can be found beginning on page 27
				Growth of $250,000 Initial Investment Since Inception (2/9/18)

The graph reflects an initial investment of $250,000 over the period from February 9, 2018 (commencement of operations) to March 31, 2021 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Opportunities Fund

Investment Strategy

Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. The Fund will normally invest in equity securities of companies domiciled in at least three countries (one of which may be the United States). The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance

For the 12-month period ended March 31, 2021, the Fund had an annualized total return of 61.74% (Class I). That compares to an annualized total return of 54.60% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

Individual stock selection drove relative returns over the period. Stocks that contributed most were:

•  SVB Financial, the U.S. bank for the knowledge economy.

•  Nidec, among the industry leaders in electric motors from Japan.

•  Taiwan Semiconductor Manufacturing saw strong demand.

Factors That Detracted From Relative Returns

Stocks that detracted most from relative returns were:

•  Roche, the Swiss pharmaceutical firm.

•  Ecolab, the U.S. water and surface cleaning provider.

•  Not owning Apple, which strongly outperformed the index.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Knowledge economy refers to an economic system where output is correlated by information available, rather than production.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Opportunities Fund
Long-term growth of capital.				Investment Objective
MSCI ACWI Net Total Return USD Index				Benchmark
*Includes U.S. dollar denominated cash equivalent investments representing 2.72% of investments.				Asset Allocation as of 3/31/21 (% of Fund’s investments) & Top Five Industries (as of 3/31/21) (% of Fund’s net assets)

Microsoft Corp.	5.33%	Ecolab, Inc.	3.85%	Top Ten Holdings (excluding investment companies) (as of 3/31/21) (% of Fund’s net assets)
Alphabet, Inc.	4.82%	Industria de Diseno Textil SA	3.84%
Roche Holding AG	4.77%	Deutsche Post AG	3.74%
UnitedHealth Group, Inc.	3.98%	SVB Financial Group	3.68%
First Republic Bank	3.96%	AIA Group Ltd.	3.60%
*A listing of all portfolio holdings can be found beginning on page 32
				Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $100,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2021 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Opportunities Fund
Investment Strategy

Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets, excluding the U.S. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance

For the 12-month period ended March 31, 2021, the Fund had an annualized total return of 63.90% (Class I). That compares to an annualized total return of 49.41% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

Individual stock selection drove relative returns over the period. Stocks that contributed most were:

•  Taiwan Semiconductor Manufacturing.

•  Nidec, the industry leader in electric motors from Japan.

•  Deutsche Post, the global logistics and parcel delivery firm.

Factors That Detracted From Relative Returns

Stocks that detracted most from relative returns were:

•  Roche, the Swiss pharmaceuticals firm.

•  Japanese oncology and immunology firm Astellas Pharma.

•  Industria de Diseno Textil, apparel firm that owns Zara.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Opportunities Fund
Long-term growth of capital.				Investment Objective
MSCI ACWI ex USA Net Total Return USD Index				Benchmark
*Includes U.S. dollar denominated cash equivalent investments representing 1.66% of investments.				Asset Allocation as of 3/31/21 (% of Fund’s investments) & Top Five Industries (as of 3/31/21) (% of Fund’s net assets)

Naspers Ltd.	5.96%	Deutsche Post AG	4.65%	Top Ten Holdings (excluding investment companies) (as of 3/31/21) (% of Fund’s net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.83%	HDFC Bank Ltd.	4.38%
Nidec Corp.	5.10%	Industria de Diseno Textil SA	4.12%
AIA Group Ltd.	4.68%	Orsted A/S	4.06%
Roche Holding AG	4.67%	Partners Group Holding AG	4.05%
*A listing of all portfolio holdings can be found beginning on page 35
				Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $100,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2021 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund

March 31, 2021

Shares		Value

Common Stocks — 100.00%
Argentina — 0.81%
14,600	MercadoLibre, Inc.*	$21,493,244

Brazil — 3.90%
3,156,600	B3 SA - Brasil Bolsa Balcao	30,659,452
9,211,660	Banco Bradesco SA	38,377,484
7,765,430	Raia Drogasil SA	34,711,382

		103,748,318

Chile — 5.69%
5,242,062	Antofagasta Plc	122,103,961
6,502,464	SACI Falabella	29,532,244

		151,636,205

China — 21.79%
548,400	Alibaba Group Holding Ltd., ADR*	124,338,732
9,909,245	China Resources Land Ltd.	48,295,913
1,092,979	LONGi Green Energy Technology Co. Ltd., Class A	14,798,277
3,859,960	NARI Technology Co. Ltd., Class A	18,418,517
9,706,161	Ping An Insurance Group Co. of China Ltd., Series H	116,098,850
1,470,476	Shenzhen Inovance Technology Co. Ltd., Class A	19,280,477
2,224,863	Sunny Optical Technology Group Co. Ltd.	51,114,330
1,507,585	Tencent Holdings Ltd.	120,316,673
1,143,500	Yum China Holdings, Inc.	67,706,635

		580,368,404

Hong Kong — 5.25%
6,312,790	AIA Group Ltd.	77,248,163
1,055,083	Hong Kong Exchanges & Clearing Ltd.	62,593,748

		139,841,911

India — 14.68%
1,090,705	Dr Reddy’s Laboratories Ltd.	67,476,783
21,780	Dr. Reddy’s Laboratories Ltd., ADR	1,337,074
2,560,795	HDFC Bank Ltd.*	52,418,815
567,071	Hero MotoCorp Ltd.	22,672,932
2,641,340	Housing Development Finance Corp. Ltd.	90,754,740
5,332,673	Mahindra & Mahindra Ltd.	58,283,929
2,249,808	Tata Consultancy Services Ltd.	98,028,351

		390,972,624

Indonesia — 2.44%
13,076,568	Bank Central Asia Tbk PT	28,004,747
341,640,717	Kalbe Farma Tbk PT	36,927,863

		64,932,610

Korea — 11.77%
1,614,999	Hanon Systems	25,276,355
326,602	LG Corp.	26,205,378

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2021

Shares		Value

69,851	NCSoft Corp.	$53,990,872
191,817	Samsung Fire & Marine Insurance Co. Ltd.	32,233,746
1,429,441	Shinhan Financial Group Co. Ltd.	47,474,642
1,085,517	SK Hynix, Inc.	128,158,017

		313,339,010

Mexico — 2.01%
709,200	Fomento Economico Mexicano SAB de CV, ADR	53,424,036

Peru — 1.39%
270,460	Credicorp Ltd.	36,936,722

Philippines — 2.06%
2,773,930	SM Investments Corp.	54,937,029

South Africa — 7.76%
2,626,601	Clicks Group Ltd.	42,844,448
3,429,396	Discovery Ltd.	30,772,685
555,213	Naspers Ltd., N Shares	132,979,303

		206,596,436

Taiwan — 14.39%
1,885,791	Advantech Co. Ltd.	23,523,819
21,028,644	E.Sun Financial Holding Co. Ltd.	19,254,372
316,362	Largan Precision Co. Ltd.	35,780,731
2,363,028	MediaTek, Inc.	81,280,642
8,065,973	Taiwan Semiconductor Manufacturing Co. Ltd.	169,863,034
20,894,468	Uni-President Enterprises Corp.	53,655,277

		383,357,875

Thailand — 0.87%
5,015,000	Kasikornbank Public Co. Ltd., NVDR	23,316,309

Turkey — 1.10%
30,408,720	Enka Insaat ve Sanayi AS	29,188,158

United Kingdom — 4.09%
1,500,188	Mondi Plc	38,559,196
1,260,579	Unilever Plc	70,340,070

		108,899,266

Total Common Stocks		2,662,988,157

(Cost $2,246,692,912)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2021

Total Investments	$2,662,988,157
(Cost $2,246,692,912)(a) — 100.00%

Other assets in excess of liabilities — 0.00%	121,234

NET ASSETS — 100.00%	$2,663,109,391

*	Non-income producing security.

(a)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

NVDR - Non-Voting Depository Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets

Financials	25.77%
Information Technology	22.63%
Consumer Discretionary	18.11%
Consumer Staples	9.57%
Communication Services	6.55%
Materials	6.03%
Industrials	5.56%
Health Care	3.97%
Real Estate	1.81%
Other*	0.00%

100.00%

* Includes cash, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable. See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Small Cap Equity Fund

March 31, 2021

Shares		Value

Common Stocks — 97.99%
Bangladesh — 2.08%
269,098	BRAC Bank Ltd.	$129,107
87,030	Delta Brac Housing Finance Corp Ltd.(a),(b)	85,721

		214,828

Brazil — 4.93%
67,226	Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA*	105,581
4,595	Arco Platform Ltd., Class A*	116,437
62,700	Fleury SA	286,284

		508,302

Chile — 3.64%
29,044	Inversiones La Construccion SA	223,746
78,118	Parque Arauco SA	152,346

		376,092

China — 11.91%
264,000	Greatview Aseptic Packaging Co. Ltd.	131,339
21,898	Hongfa Technology Co. Ltd., Class A	165,572
75,972	InnoCare Pharma Ltd.*,(c)	178,581
141,743	Precision Tsugami China Corp. Ltd.	168,164
1,252	Silergy Corp.	103,267
108,000	SITC International Holdings Co. Ltd.	367,557
7,461	Xiamen Faratronic Co. Ltd., Class A	113,492

		1,227,972

Egypt — 1.02%
99,444	Integrated Diagnostics Holdings Plc(c)	104,894

Hong Kong — 1.79%
48,000	Vitasoy International Holdings Ltd.	184,759

India — 21.44%
7,973	Bajaj Holdings & Investment Ltd.	360,210
30,883	Cholamandalam Financial Holdings Ltd.	254,292
45,378	Cyient Ltd.	403,025
60,111	Marico Ltd.	338,979
19,292	Phoenix Mills Ltd. (The)*	206,899
6,423	Sundaram Finance Ltd.	226,180
24,524	Tata Consumer Products Ltd.	214,854
12,617	Tube Investments of India Ltd.	206,416

		2,210,855

Indonesia — 1.14%
2,129,279	Sarimelati Kencana PT	117,372

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2021

Shares		Value

Korea — 10.95%
15,961	DGB Financial Group, Inc.	$119,084
3,310	Koh Young Technology, Inc.	337,599
2,661	Leeno Industrial, Inc.	369,581
17,077	Macquarie Korea Infrastructure Fund	175,820
492	Soulbrain Co. Ltd.*	127,055

		1,129,139

Malaysia — 0.80%
25,160	LPI Capital Berhad	82,825

Mexico — 3.49%
58,400	Bolsa Mexicana de Valores SAB de CV	117,574
115,600	Corp. Inmobiliaria Vesta SAB de CV	242,065

		359,639

Pakistan — 1.00%
31,000	Packages Ltd.	102,917

Peru — 1.43%
3,489	InRetail Peru Corp.(c)	147,585

Philippines — 6.93%
980,350	Century Pacific Food, Inc.	373,405
691,094	Integrated Micro-Electronics, Inc.*	150,369
76,470	Security Bank Corp.	191,045

		714,819

Russia — 1.48%
336,512	Sistema PJSFC	152,479

South Africa — 4.47%
42,417	AVI Ltd.	214,357
32,573	JSE Ltd.	246,333

		460,690

Sri Lanka — 0.98%
159,174	Hatton National Bank Plc	100,832

Taiwan — 16.67%
73,000	Chroma ATE, Inc.	486,360
26,835	Giant Manufacturing Co. Ltd.	324,392
22,274	Innodisk Corp.	133,182
7,337	Poya International Co. Ltd.	153,857
57,247	Standard Foods Corp.	117,887
12,916	Voltronic Power Technology Corp.	503,748

		1,719,426

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2021

Shares		Value

United Arab Emirates — 1.84%
177,534	Aramex PJSC	$190,020

Total Common Stocks		10,105,445

(Cost $8,580,001)

Preferred Stocks — 1.33%
Korea — 1.33%
1,846	Amorepacific Corp.	136,873

Philippines — 0.00%
58,000	Security Bank Corp.(a),(b)	119

Total Preferred Stocks		136,992

(Cost $145,537)

Investment Company — 0.43%
45,099	U.S. Government Money Market Fund, RBC Institutional Class 1 (d)	45,100

Total Investment Company		45,100

(Cost $45,100)

Total Investments		$10,287,537
(Cost $8,770,638)(e) — 99.75%

Other assets in excess of liabilities — 0.25%		25,282

NET ASSETS — 100.00%		$10,312,819

*	Non-income producing security.

(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Affiliated investment.

(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2020

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets

Financials	22.43%
Information Technology	20.33%
Consumer Staples	16.76%
Industrials	14.55%
Consumer Discretionary	8.91%
Real Estate	5.83%
Health Care	5.53%
Materials	3.50%
Communication Services	1.48%
Other*	0.68%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable. See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund

March 31, 2021

Shares		Value

Common Stocks — 97.41%
Brazil — 2.66%
98,100	Banco do Brasil SA	$532,098
51,300	Hypera SA	292,562
56,687	Sul America SA	345,241

		1,169,901

Chile — 3.86%
45,138	Antofagasta Plc	1,051,405
25,136	Inversiones La Construccion SA	193,640
99,462	SACI Falabella	451,726

		1,696,771

China — 27.24%
10,500	Alibaba Group Holding Ltd., ADR*	2,380,665
3,100	Baidu, Inc., ADR*	674,405
304,000	China Resources Cement Holdings Ltd.	342,917
456,000	Chinasoft International Ltd.	494,441
484,000	CSPC Pharmaceutical Group Ltd.	588,449
2,600	Daqo New Energy Corp., ADR*	196,300
99,583	Flat Glass Group Co. Ltd., Class H	304,043
51,400	Gree Electric Appliances, Inc. of Zhuhai, Class A	493,175
317,000	KWG Group Holdings Ltd.	545,010
571,000	Lee & Man Paper Manufacturing Ltd.	526,390
90,597	Longshine Technology Group Co. Ltd., Class A	216,848
3,100	NetEase, Inc., ADR	320,106
379,000	Nexteer Automotive Group Ltd.	468,470
386,093	Ping An Bank Co. Ltd., Class A*	1,299,763
125,499	Ping An Insurance Group Co. of China Ltd., Series H	1,501,138
29,470	Sany Heavy Industry Co. Ltd., Class A	154,442
202,500	Shimao Property Holdings Ltd.	639,415
63,299	Sieyuan Electric Co. Ltd., Class A	288,235
83,000	SITC International Holdings Co. Ltd.	282,474
179,600	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	257,647

		11,974,333

Greece — 0.56%
230,308	Alpha Bank AE*	247,759

Hong Kong — 2.49%
1,833,000	Pacific Basin Shipping Ltd.	496,421
182,000	Xinyi Glass Holdings Ltd.	597,887

		1,094,308

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2021

Shares		Value

Hungary — 1.64%
48,366	MOL Hungarian Oil & Gas Plc*	$350,132
8,650	OTP Bank Plc*	369,757

		719,889

India — 7.95%
138,664	Apollo Tyres Ltd.*	426,226
60,644	Axis Bank Ltd.*	582,204
155,752	Hindalco Industries Ltd.*	700,607
153,420	Indiabulls Housing Finance Ltd.*	415,197
29,530	Mahindra & Mahindra Ltd.	322,751
200,138	Redington India Ltd.*	523,437
26,777	Shriram Transport Finance Co. Ltd.	524,230

		3,494,652

Indonesia — 0.75%
834,800	Bank Negara Indonesia Persero Tbk PT	329,718

Korea — 16.72%
2,227	Com2uSCorp	333,233
9,673	DB Insurance Co. Ltd.	404,489
3,290	E-MART, Inc.	500,142
11,866	Fila Holdings Corp.	455,089
19,455	Hana Financial Group, Inc.	735,846
3,583	Hyundai Motor Co.	694,412
6,097	LG Corp.	489,201
4,726	Mando Corp.*	276,393
33,613	Samsung Electronics Co. Ltd.	2,431,720
5,331	SK Hynix, Inc.	629,387
3,526	SKC Co. Ltd.	403,079

		7,352,991

Mexico — 3.51%
84,100	Cemex SAB de CV, ADR*	586,177
585,514	Gentera SAB de CV*	260,680
237,800	PLA Administradora Industrial S de RL de CV, REIT	351,008
73,100	Regional SAB de CV*	343,550

		1,541,415

Pakistan — 0.77%
448,196	Habib Bank Ltd.	341,205

Peru — 0.74%
2,400	Credicorp Ltd.	327,768

Philippines — 1.01%
177,360	Security Bank Corp.	443,099

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2021

Shares		Value

Russia — 4.63%
4,999	LUKOIL PJSC, ADR	$403,967
12,065	MMC Norilsk Nickel PJSC, ADR	375,997
1,414,700	Sistema PJSFC	641,022
154,700	VEON Ltd., ADR*	273,819
10,542	X5 Retail Group NV, GDR	339,839

		2,034,644

South Africa — 7.75%
630,486	Growthpoint Properties Ltd.	564,049
174,621	Imperial Logistics Ltd.	559,373
1,184,276	KAP Industrial Holdings Ltd.*	331,340
24,975	Mr Price Group Ltd.	327,137
95,427	MTN Group Ltd.	560,489
4,440	Naspers Ltd., N Shares	1,063,426

		3,405,814

Taiwan — 9.41%
38,498	Chailease Holding Co. Ltd.	266,451
47,000	FLEXium Interconnect, Inc.	207,791
49,979	Innodisk Corp.	298,836
20,000	Lotes Co. Ltd.	351,816
14,000	MediaTek, Inc.	481,555
25,000	Merida Industry Co. Ltd.	306,746
118,000	Primax Electronics Ltd.	264,533
93,000	Taiwan Semiconductor Manufacturing Co. Ltd.	1,958,507

		4,136,235

Thailand — 0.82%
921,600	Krung Thai Bank Public Co. Ltd., FOR	360,480

Turkey — 0.72%
135,035	KOC Holding AS	318,429

United Arab Emirates — 0.86%
368,327	Aldar Properties PJSC	377,882

United States — 1.41%
319,200	Samsonite International SA*,(a)	620,762

Vietnam — 1.91%
191,475	Hoa Phat Group JSC	388,987
106,300	Vinhomes JSC*,(a)	449,651

		838,638

Total Common Stocks		42,826,693

(Cost $34,112,550)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2020

Shares		Value

Preferred Stocks — 2.20%
Brazil — 1.79%
51,300	Centrais Eletricas Brasileiras SA, Class B	$315,348
110,100	Petroleo Brasileiro SA	473,172

		788,520

Colombia — 0.41%
21,774	Banco Davivienda SA	177,500

Total Preferred Stocks		966,020

(Cost $975,336)

Investment Company — 0.38%
166,783	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	166,783

Total Investment Company		166,783

(Cost $166,783)

Total Investments		$43,959,496
(Cost $35,254,669)(c) — 99.99%

Other assets in excess of liabilities — 0.01%		2,691

NET ASSETS — 100.00%		$43,962,187

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Receipt

GDR - Global Depositary Receipt

REIT - Real Estate Investment Trust

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2021

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets

Financials	22.75%
Information Technology	19.74%
Consumer Discretionary	18.85%
Materials	9.95%
Industrials	8.59%
Real Estate	6.66%
Communication Services	5.65%
Energy	2.79%
Health Care	2.00%
Consumer Staples	1.91%
Utilities	0.72%
Other*	0.39%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable. See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund

March 31, 2021

Shares		Value

Common Stocks — 99.02%
Argentina — 1.00%
1,800	MercadoLibre, Inc.*	$2,649,852

Belgium — 3.11%
131,069	Anheuser-Busch InBev NV	8,239,370

Denmark — 2.78%
45,495	Orsted A/S(a)	7,345,867

Finland — 2.30%
114,444	Neste Oyj	6,077,632

Germany — 3.74%
180,349	Deutsche Post AG	9,894,103

Hong Kong — 3.60%
777,894	AIA Group Ltd.	9,518,910

Japan — 3.48%
69,398	MISUMI Group, Inc.	2,021,532
58,894	Nidec Corp.	7,180,818

		9,202,350

Netherlands — 1.44%
1,713	Adyen NV*,(a)	3,822,397

South Africa — 1.93%
21,390	Naspers Ltd., N Shares	5,123,128

Spain — 3.84%
307,613	Industria de Diseno Textil SA	10,163,521

Switzerland — 4.77%
38,968	Roche Holding AG	12,623,427

Taiwan — 2.85%
63,700	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,534,436

United Kingdom — 6.41%
63,065	Croda International Plc	5,517,955
118,356	InterContinental Hotels Group Plc*	8,139,269
187,786	St. James’s Place Plc	3,296,828

		16,954,052

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund (cont.)

March 31, 2021

Shares		Value

United States — 57.77%
6,178	Alphabet, Inc., Class A*	$12,742,249
2,930	Amazon.com, Inc.*	9,065,654
104,700	Blackstone Group, Inc. (The), Class A	7,803,291
40,100	Bluebird Bio, Inc.*	1,209,015
36,500	Danaher Corp.	8,215,420
47,600	Ecolab, Inc.	10,189,732
28,712	Estee Lauder Cos, Inc. (The), Class A	8,350,885
62,800	First Republic Bank	10,471,900
131,650	Fortive Corp.	9,299,756
28,800	Incyte Corp.*	2,340,576
51,200	JPMorgan Chase & Co.	7,794,176
10,300	MarketAxess Holdings, Inc.	5,128,576
59,800	Microsoft Corp.	14,099,046
9,400	NVIDIA Corp.	5,018,942
19,700	SVB Financial Group*	9,725,102
114,800	TJX Cos, Inc. (The)	7,594,020
56,400	T-Mobile US, Inc.*	7,066,356
7,600	Twilio, Inc., Class A*	2,589,776
28,300	UnitedHealth Group, Inc.	10,529,581
14,500	Workday, Inc., Class A*	3,602,235

		152,836,288

Total Common Stocks		261,985,333

(Cost $234,197,146)

Investment Company — 2.77%
7,322,625	U.S. Government Money Market Fund,
	RBC Institutional Class 1 (b)	7,322,625

Total Investment Company		7,322,625

(Cost $7,322,625)

Total Investments		$269,307,958
(Cost $241,519,771)(c) — 101.79%

Liabilities in excess of other assets — (1.79)%		(4,736,383)

NET ASSETS — 100.00%		$264,571,575

*	Non-income producing security.
(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.
(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund (cont.)

March 31, 2021

Abbreviations used are defined below:

ADR - American Depositary Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	20.31%
Consumer Discretionary	16.15%
Information Technology	13.86%
Health Care	13.20%
Industrials	10.73%
Communication Services	7.49%
Consumer Staples	6.27%
Materials	5.94%
Utilities	2.77%
Energy	2.30%
Other*	0.98%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund

March 31, 2021

Shares		Value

Common Stocks — 98.57%
Argentina — 1.55%
1,800	MercadoLibre, Inc.*	$2,649,852

Australia — 4.46%
976,410	Oil Search Ltd.	3,052,828
34,557	Rio Tinto Plc	2,636,291
244,862	Treasury Wine Estates Ltd.	1,930,010

		7,619,129

Austria — 1.52%
76,806	Erste Group Bank AG*	2,602,059

Belgium — 2.85%
77,516	Anheuser-Busch InBev NV	4,872,876

Denmark — 4.06%
42,935	Orsted A/S(a)	6,932,516

Finland — 3.26%
104,786	Neste Oyj	5,564,737

Germany — 4.65%
144,747	Deutsche Post AG	7,940,946

Hong Kong — 4.68%
653,000	AIA Group Ltd.	7,990,611

India — 4.38%
96,366	HDFC Bank Ltd., ADR*	7,486,675

Ireland — 1.01%
13,689	Kerry Group Plc, Class A	1,709,607
142	Kerry Group Plc, Class A	17,866

		1,727,473

Japan — 12.97%
270,900	Astellas Pharma, Inc.	4,173,024
104,800	MISUMI Group, Inc.	3,052,776
71,502	Nidec Corp.	8,718,084
23,300	Oriental Land Co. Ltd	3,506,212
55,200	Recruit Holdings Co. Ltd.	2,710,663

		22,160,759

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund (cont.)

March 31, 2021

Shares		Value

Netherlands — 3.30%
1,401	Adyen NV*,(a)	$3,126,200
28,844	Wolters Kluwer NV	2,505,242

		5,631,442

Singapore — 2.47%
197,032	DBS Group Holdings Ltd.	4,224,640

South Africa — 5.96%
42,477	Naspers Ltd., N Shares	10,173,684

Spain — 4.12%
212,982	Industria de Diseno Textil SA	7,036,916

Sweden — 0.98%
52,770	Essity AB, Class B	1,667,804

Switzerland — 10.03%
990	Barry Callebaut AG	2,241,443
5,414	Partners Group Holding AG	6,918,691
24,627	Roche Holding AG	7,977,754

		17,137,888

Taiwan — 7.47%
3,061,208	E.Sun Financial Holding Co. Ltd.	2,802,921
84,218	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9,961,305

		12,764,226

Thailand — 3.07%
502,900	Kasikornbank Pcl, NVDR	2,338,596
2,781,700	Minor International PCL*	2,901,457

		5,240,053

United Kingdom — 13.45%
62,077	Croda International Plc	5,431,508
93,643	InterContinental Hotels Group Plc*	6,439,772
480,529	Legal & General Group Plc	1,845,000
12,887	Linde Plc	3,614,855
321,185	St. James’s Place Plc	5,638,822

		22,969,957

United States — 0.73%
9,700	CyberArk Software Ltd.*	1,254,598

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund (cont.)

March 31, 2021

Shares		Value

Zambia — 1.60%
142,971	First Quantum Minerals Ltd.	$2,724,720

Total Common Stocks		168,373,561

(Cost $125,960,869)

Investment Company — 1.66%
2,839,826	U.S. Government Money Market Fund,
	RBC Institutional Class 1 (b)	2,839,826

Total Investment Company		2,839,826

(Cost $2,839,827)

Total Investments		$171,213,387
(Cost $128,800,696)(c) — 100.23%

Liabilities in excess of other assets — (0.23)%		(384,978)

NET ASSETS — 100.00%		$170,828,409

*	Non-income producing security.
(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.
(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:
ADR - American Depositary Receipt
NVDR - Non-Voting Depository Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund (cont.)

March 31, 2021

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	24.50%
Consumer Discretionary	19.15%
Industrials	14.59%
Materials	8.43%
Information Technology	8.40%
Consumer Staples	7.28%
Health Care	7.11%
Energy	5.05%
Utilities	4.06%
Other*	1.43%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

March 31, 2021

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Small Cap Equity Fund	RBC Emerging Markets Value Equity Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $2,246,692,912, $8,725,538 and $35,087,886, respectively)	$2,662,988,157	$10,242,437	$43,792,713
Affiliated investments (cost $0, $45,100 and $166,783, respectively)	—	45,100	166,783
Foreign currency, at value (cost $2,921,053, $9,259 and $6,698, respectively)	3,001,604	9,705	6,698
Interest and dividend receivable	4,914,758	21,659	146,587
Receivable from advisor	—	4,183	52,258
Receivable for capital shares issued	6,186,166	—	2,768
Receivable for investments sold	2,742,714	93,996	140,866
Prepaid expenses and other assets	34,392	17,171	15,230

Total Assets	2,679,867,791	10,434,251	44,323,903

Liabilities:
Cash overdraft	110,003	—	—
Foreign withholding tax payable	10,190,110	55,491	154,770
Income tax payable	37,319	30,993	819
Payable for capital shares redeemed	772,325	—	—
Payable for investments purchased	3,742,799	1,222	171,629
Accrued expenses and other payables:
Investment advisory fees	1,205,580	—	—
Accounting fees	27,310	7,037	7,319
Audit fees	2,101	2,101	2,101
Trustees’ fees	3,565	27	51
Distribution fees	61,820	11,585	—
Custodian fees	137,046	3,343	10,408
Shareholder reports	24,709	3,239	3,089
Transfer agent fees	413,615	2,760	6,463
Other	30,098	3,634	5,067

Total Liabilities	16,758,400	121,432	361,716

Net Assets	$2,663,109,391	$10,312,819	$43,962,187

Net Assets Consists of:
Capital	$2,230,136,918	$9,716,638	$33,197,240
Accumulated earnings	432,972,473	596,181	10,764,947

Net Assets	$2,663,109,391	$10,312,819	$43,962,187

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2021

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Small Cap Equity Fund		RBC Emerging Markets Value Equity Fund
Net Assets
Class A	$287,861,896		$3,002,128	$	N/A
Class I	2,069,694,506		7,310,691		40,956,282
Class R6	305,552,989		N/A		3,005,905

Total	$2,663,109,391		$10,312,819		$43,962,187

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	19,657,550		283,049		N/A
Class I	138,848,532		683,858		3,648,816
Class R6	20,401,183		N/A		275,799

Total	178,907,265		966,907		3,924,615

Net Asset Values and Redemption Prices Per Share:
Class A	$14.64		$10.61	$	N/A

Class I	$14.91		$10.69		$11.22

Class R6	$14.98	$	N/A		$10.90

Maximum Offering Price Per Share:
Class A	$15.53		$11.26	$	N/A

Maximum Sales Charge - Class A	5.75%		5.75%		N/A

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2021

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $234,197,146 and $125,960,869, respectively)	$261,985,333	$168,373,561
Affiliated investments (cost $7,322,625 and $2,839,827, respectively)	7,322,625	2,839,826
Cash	—	9,983
Foreign currency, at value (cost $206,333 and $0, respectively)	200,918	—
Interest and dividend receivable	205,216	590,531
Receivable from advisor	—	50,209
Receivable for capital shares issued	640,901	250,147
Prepaid expenses and other assets	7,461	7,696

Total Assets	270,362,454	172,121,953

Liabilities:
Cash overdraft	10,086	—
Income tax payable	820	1,344
Payable for capital shares redeemed	53,321	11,403
Payable for investments purchased	5,642,531	1,174,894
Accrued expenses and other payables:
Investment advisory fees	46,090	—
Accounting fees	8,456	8,341
Audit fees	2,101	2,101
Trustees’ fees	126	241
Distribution fees	32	34
Custodian fees	6,863	14,807
Shareholder reports	4,031	4,033
Transfer agent fees	14,276	72,225
Other	2,146	4,121

Total Liabilities	5,790,879	1,293,544

Net Assets	$264,571,575	$170,828,409

Net Assets Consists of:
Capital	$225,451,519	$129,855,152
Accumulated earnings	39,120,056	40,973,257

Net Assets	$264,571,575	$170,828,409

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2021

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Net Assets
Class A	$12,968	$22,461
Class I	144,339,105	170,788,288
Class R6	120,219,502	17,660

Total	$264,571,575	$170,828,409

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	669	1,738
Class I	7,438,104	13,166,644
Class R6	6,175,789	1,354

Total	13,614,562	13,169,736

Net Asset Values and Redemption Prices Per Share:
Class A	$19.39	$12.92

Class I	$19.41	$12.97

Class R6	$19.47	$13.05

Maximum Offering Price Per Share:
Class A	$20.57	$13.71

Maximum Sales Charge - Class A	5.75%	5.75%

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Operations

For the Year Ended March 31, 2021
	RBC Emerging Markets Equity Fund	RBC Emerging Markets Small Cap Equity Fund	RBC Emerging Markets Value Equity Fund
Investment Income:
Interest income	$9,763	$122	$44
Dividend income - unaffiliated	29,801,893	219,896	502,163
Dividend income - affiliated	8,797	151	36
Foreign tax withholding	(3,558,278)	(33,546)	(66,998)

Total Investment Income	26,262,175	186,623	435,245
Expenses:
Investment advisory fees	14,526,622	93,902	195,064
Distribution fees–Class A	104,567	6,310	—
Accounting fees	157,784	63,012	72,342
Audit fees	37,818	37,818	37,818
Custodian fees	755,996	28,771	83,291
Insurance fees	12,112	3,758	3,107
Legal fees	75,857	605	390
Registrations and filing fees	116,372	51,033	53,884
Shareholder reports	94,829	19,938	18,359
Transfer agent fees–Class A	107,698	3,890	—
Transfer agent fees–Class I	1,707,205	5,438	22,264
Transfer agent fees–Class R6	4,751	—	3,544
Trustees’ fees and expenses	66,151	330	883
Tax expense	58,308	36,466	19,742
Other fees	38,478	4,195	4,139

Total expenses before fee waiver/reimbursement	17,864,548	355,466	514,827
Expenses waived/reimbursed by:
Advisor	(1,780,697)	(237,708)	(284,860)

Net expenses	16,083,851	117,758	229,967

Net Investment Income	10,178,324	68,865	205,278

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	55,743,253	(317,268)	3,159,944
Foreign currency transactions	(2,243,752)	(15,055)	(83,584)
Foreign tax	(231,342)	(9,842)	(78,504)

Net realized gains/(losses)	53,268,159	(342,165)	2,997,856
Net change in unrealized appreciation/ (depreciation) on:
Investments	658,851,643	4,266,608	9,822,308
Foreign currency	89,887	1,423	(3,936)
Foreign tax	(10,003,295)	(53,666)	(154,770)

Net unrealized gains	648,938,235	4,214,365	9,663,602

Change in net assets resulting from operations	$712,384,718	$3,941,065	$12,866,736

FINANCIAL STATEMENTS
Statements of Operations (cont.)

For the Year Ended March 31, 2021
	RBC Global Opportunities Fund	RBC International Opportunities Fund
Investment Income:
Interest income	$28	$659
Dividend income - unaffiliated	1,409,440	2,144,386
Dividend income - affiliated	432	638
Foreign tax withholding	(111,395)	(230,319)

Total Investment Income	1,298,505	1,915,364
Expenses:
Investment advisory fees	848,905	975,507
Distribution fees–Class A	32	430
Accounting fees	56,163	62,267
Audit fees	45,818	45,818
Custodian fees	39,993	61,025
Insurance fees	3,758	3,757
Legal fees	22,276	24,192
Registrations and filing fees	98,031	90,750
Shareholder reports	22,971	23,022
Transfer agent fees–Class A	4,184	4,242
Transfer agent fees–Class I	62,932	209,924
Transfer agent fees–Class R6	4,599	3,545
Trustees’ fees and expenses	4,475	4,986
Tax expense	5,001	5,942
Other fees	6,539	7,165

Total expenses before fee waiver/reimbursement	1,225,677	1,522,572
Expenses waived/reimbursed by:
Advisor	(273,881)	(412,004)

Net expenses	951,796	1,110,568

Net Investment Income	346,709	804,796

Realized/Unrealized Gains/(Losses):

Net realized gains/(losses) on:
Investment transactions	15,764,884	6,457,436
Foreign currency transactions	(320,969)	(343,734)

Net realized gains	15,443,915	6,113,702
Net change in unrealized appreciation/ (depreciation) on:
Investments	35,923,885	56,235,076
Foreign currency	(13,694)	16,119

Net unrealized gains	35,910,191	56,251,195

Change in net assets resulting from operations	$51,700,815	$63,169,693

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Equity Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
From Investment Activities
Operations:
Net investment income	$10,178,324	$45,574,782
Net realized gains/(losses) from investments and foreign currency	53,268,159	(15,090,042)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	648,938,235	(284,518,030)

Change in net assets resulting from operations	712,384,718	(254,033,290)

Distributions to Shareholders:
Class A	(163,602)	(792,363)
Class I	(18,319,080)	(39,879,351)
Class R6	(2,504,202)	(4,632,007)

Change in net assets resulting from shareholder distributions	(20,986,884)	(45,303,721)

Capital Transactions:
Proceeds from shares issued	1,040,108,368	767,468,173
Distributions reinvested	19,305,459	41,681,053
Cost of shares redeemed	(300,371,017)	(177,297,013)

Change in net assets resulting from capital transactions	759,042,810	631,852,213

Net increase in net assets	1,450,440,644	332,515,202
Net Assets:
Beginning of year	1,212,668,747	880,153,545

End of year	$2,663,109,391	$1,212,668,747

Share Transactions:
Issued	75,521,009	64,026,033
Reinvested	1,367,719	3,341,903
Redeemed	(23,315,707)	(15,290,238)

Change in shares resulting from capital transactions	53,573,021	52,077,698

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
From Investment Activities
Operations:
Net investment income	$68,865	$131,375
Net realized losses from investments and foreign currency	(342,165)	(241,611)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	4,214,365	(3,047,975)

Change in net assets resulting from operations	3,941,065	(3,158,211)

Distributions to Shareholders:
Class A	—	(135,440)
Class I	(11,974)	(318,004)

Change in net assets resulting from shareholder distributions	(11,974)	(453,444)

Capital Transactions:
Proceeds from shares issued	18,240	725,547
Distributions reinvested	11,974	452,240
Cost of shares redeemed	(176,203)	(284,449)

Change in net assets resulting from capital transactions	(145,989)	893,338

Net increase/(decrease) in net assets	3,783,102	(2,718,317)
Net Assets:
Beginning of year	6,529,717	9,248,034

End of year	$10,312,819	$6,529,717

Share Transactions:
Issued	2,050	75,212
Reinvested	1,217	48,050
Redeemed	(20,258)	(34,117)

Change in shares resulting from capital transactions	(16,991)	89,145

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Value Equity Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
From Investment Activities
Operations:
Net investment income	$205,278	$172,858
Net realized gains/(losses) from investments and foreign currency	2,997,856	(311,462)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	9,663,602	(945,704)

Change in net assets resulting from operations	12,866,736	(1,084,308)

Distributions to Shareholders:
Class I	(149,230)	(88,926)
Class R6	(86,448)	(90,889)

Change in net assets resulting from shareholder distributions	(235,678)	(179,815)

Capital Transactions:
Proceeds from shares issued	29,825,722	65,059
Distributions reinvested	235,678	179,815
Cost of shares redeemed	(2,204,799)	—

Change in net assets resulting from capital transactions	27,856,601	244,874

Payment by broker	—	6,425

Net increase/(decrease) in net assets	40,487,659	(1,012,824)
Net Assets:
Beginning of year	3,474,528	4,487,352

End of year	$43,962,187	$3,474,528

Share Transactions:
Issued	3,554,158	7,326
Reinvested	23,802	20,469
Redeemed	(194,642)	—

Change in shares resulting from capital transactions	3,383,318	27,795

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Global Opportunities Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
From Investment Activities
Operations:
Net investment income	$346,709	$669,761
Net realized gains from investments and foreign currency	15,443,915	202,957
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	35,910,191	(10,071,883)

Change in net assets resulting from operations	51,700,815	(9,199,165)

Distributions to Shareholders:
Class A	(317)	—
Class I	(1,917,882)	(1,745,323)
Class R6	(2,159,636)	(2,036)

Change in net assets resulting from shareholder distributions	(4,077,835)	(1,747,359)

Capital Transactions:
Proceeds from shares issued	230,249,771	58,909,583
Distributions reinvested	3,985,805	1,721,944
Cost of shares redeemed	(76,173,153)	(9,727,463)

Change in net assets resulting from capital transactions	158,062,423	50,904,064

Net increase in net assets	205,685,403	39,957,540
Net Assets:
Beginning of year	58,886,172	18,928,632

End of year	$264,571,575	$58,886,172

Share Transactions:
Issued	12,864,250	4,063,741
Reinvested	211,211	112,032
Redeemed	(4,255,199)	(730,135)

Change in shares resulting from capital transactions	8,820,262	3,445,638

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC International Opportunities Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
From Investment Activities
Operations:
Net investment income	$804,796	$2,261,504
Net realized gains from investments and foreign currency	6,113,702	2,986,409
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	56,251,195	(18,175,306)

Change in net assets resulting from operations	63,169,693	(12,927,393)

Distributions to Shareholders:
Class A	(620)	—
Class I	(9,574,285)	(3,638,795)
Class R6	(1,025)	(560)

Change in net assets resulting from shareholder distributions	(9,575,930)	(3,639,355)

Capital Transactions:
Proceeds from shares issued	79,661,795	32,071,054
Distributions reinvested	7,798,538	3,015,673
Cost of shares redeemed	(43,806,370)	(11,153,729)

Change in net assets resulting from capital transactions	43,653,963	23,932,998

Net increase in net assets	97,247,726	7,366,250
Net Assets:
Beginning of year	73,580,683	66,214,433

End of year	$170,828,409	$73,580,683

Share Transactions:
Issued	7,759,846	3,163,928
Reinvested	624,883	271,437
Redeemed	(3,960,332)	(1,134,844)

Change in shares resulting from capital transactions	4,424,397	2,300,521

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

			(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/21	$9.50	—(b)	5.25	—(b)	5.25	(0.11)	—	(0.11)	$14.64
Year Ended 3/31/20	11.82	0.38(c)	(2.33)	—	(1.95)	(0.36)	(0.01)	(0.37)	9.50
Year Ended 3/31/19	13.05	0.21	(0.56)	—	(0.35)	(0.10)	(0.78)	(0.88)	11.82
Year Ended 3/31/18	10.91	0.10	2.13	—	2.23	(0.09)	—(b)	(0.09)	13.05
Year Ended 3/31/17	9.81	0.11	1.10	—	1.21	(0.07)	(0.04)	(0.11)	10.91
Class I
Year Ended 3/31/21	$9.67	0.07	5.32	—	5.39	(0.15)	—	(0.15)	$14.91
Year Ended 3/31/20	12.01	0.44(c)	(2.39)	—	(1.95)	(0.38)	(0.01)	(0.39)	9.67
Year Ended 3/31/19	13.26	0.18	(0.51)	—	(0.33)	(0.14)	(0.78)	(0.92)	12.01
Year Ended 3/31/18	11.07	0.15	2.16	—	2.31	(0.12)	—(b)	(0.12)	13.26
Year Ended 3/31/17	9.95	0.12	1.12	—	1.24	(0.08)	(0.04)	(0.12)	11.07
Class R6
Year Ended 3/31/21	$9.72	0.07	5.34	—	5.41	(0.15)	—	(0.15)	$14.98
Year Ended 3/31/20	12.07	0.38(c)	(2.34)	—	(1.96)	(0.38)	(0.01)	(0.39)	9.72
Year Ended 3/31/19	13.31	0.18	(0.50)	—	(0.32)	(0.14)	(0.78)	(0.92)	12.07
Year Ended 3/31/18	11.13	0.15	2.15	—	2.30	(0.12)	—(b)	(0.12)	13.31
Period Ended 3/31/17(d)	10.08	0.04	1.08	—	1.12	(0.03)	(0.04)	(0.07)	11.13

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.27 and 2.30%, for Class A and $0.27 and 2.30% for Class I and $0.28 and 2.30% for the Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(d)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

	(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
						Ratio of
				Ratio of		Net Investment		Ratio of
			Net Assets,	Net Expenses		Income (Loss)		Expenses to		Portfolio
	Total		End of	to Average		to Average		Average Net		Turnover
	Return(a)(b)		Year (000’s)	Net Assets		Net Assets		Assets*		Rate**
Class A
Year Ended 3/31/21	55.33%		$287,862	1.13%		0.00%		1.45%		15%
Year Ended 3/31/20	(17.22)%		19,435	1.13%		3.19	%(c)	1.36%		20%
Year Ended 3/31/19	(1.90)%		14,815	1.13%		1.74%		1.47%		19%
Year Ended 3/31/18	20.42	%(d)	48,235	1.03	%(e)	0.76%		1.55%		42%
Year Ended 3/31/17	12.42%		5,115	0.98%		1.09%		1.80%		19%
Class I
Year Ended 3/31/21	55.77%		$2,069,695	0.88%		0.57%		0.99%		15%
Year Ended 3/31/20	(16.97)%		1,047,077	0.88%		3.65	%(c)	1.02%		20%
Year Ended 3/31/19	(1.71)%		766,141	0.88%		1.46%		1.08%		19%
Year Ended 3/31/18	20.81	%(d)	556,822	0.78	%(e)	1.20%		1.18%		42%
Year Ended 3/31/17	12.56%		223,971	0.73%		1.18%		1.30%		19%
Class R6
Year Ended 3/31/21	55.70%		$305,553	0.88%		0.58%		0.88%		15%
Year Ended 3/31/20	(16.97)%		146,156	0.88%		3.20	%(c)	0.91%		20%
Year Ended 3/31/19	(1.62)%		99,198	0.88%		1.47%		0.98%		19%
Year Ended 3/31/18	20.63	%(d)	44,584	0.77	%(e)	1.16%		1.09%		42%
Period Ended 3/31/17(f)	11.20	%(g)	23,224	0.73	%(h)	0.95	%(h)	1.28	%(h)	19%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.27 and 2.30%, for Class A and $0.27 and 2.30% for Class I and $0.28 and 2.30% for the Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

(d)	Includes a payment made by the sub-advisor. The impact of the payment to total returns for each class is 0.17%.

(e)

Beginning January 2, 2018, the net operating expenses were contractually limited to 1.13%, 0.88% and 0.88% of average daily net assets for Class A, Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

(f)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

(g)	Not annualized.

(h)	Annualized.

See Notes to the Financial Statements.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset		Net Realized
	Value,	Net	and Unrealized	Total from	Net	Net		Net Asset
	Beginning	Investment	Gains (Losses)	Investment	Investment	Realized	Total	Value, End
	of Year	Income(a)	on Investments	Activities	Income	Gains	Distributions	of Year
Class A
Year Ended 3/31/21	$ 6.60	0.05	3.96	4.01	—	—	—	$10.61
Year Ended 3/31/20	10.33	0.13	(3.36)	(3.23)	(0.31)	(0.19)	(0.50)	6.60
Year Ended 3/31/19	11.48	0.11	(1.16)	(1.05)	—	(0.10)	(0.10)	10.33
Year Ended 3/31/18	10.15	0.06	1.54	1.60	(0.26)	(0.01)	(0.27)	11.48
Year Ended 3/31/17	9.35	0.06	1.14	1.20	(0.40)	—	(0.40)	10.15
Class I
Year Ended 3/31/21	$ 6.65	0.08	3.98	4.06	(0.02)	—	(0.02)	$10.69
Year Ended 3/31/20	10.34	0.14	(3.37)	(3.23)	(0.27)	(0.19)	(0.46)	6.65
Year Ended 3/31/19	11.49	0.13	(1.16)	(1.03)	(0.02)	(0.10)	(0.12)	10.34
Year Ended 3/31/18	10.15	0.09	1.55	1.64	(0.29)	(0.01)	(0.30)	11.49
Year Ended 3/31/17	9.35	0.08	1.15	1.23	(0.43)	—	(0.43)	10.15

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
				Ratio of
			Ratio of	Net Investment	Ratio of
		Net Assets,	Net Expenses	Income (Loss)	Expenses to	Portfolio
	Total	End of	to Average	to Average	Average Net	Turnover
	Return(a)(b)	Year (000’s)	Net Assets	Net Assets	Assets*	Rate**
Class A
Year Ended 3/31/21	60.76%	$3,002	1.53%(c)	0.61%	4.30%	29%
Year Ended 3/31/20	(32.71)%	1,876	1.70%	1.33%	4.32%	24%
Year Ended 3/31/19	(9.47)%	2,865	1.70%	1.08%	5.64%	33%
Year Ended 3/31/18	16.53%	3,070	1.77%(d)	0.55%	4.66%	26%
Year Ended 3/31/17	13.24%	2,625	1.85%	0.57%	5.02%	38%
Class I
Year Ended 3/31/21	61.04%	$7,311	1.28%(c)	0.86%	3.99%	29%
Year Ended 3/31/20	(32.54)%	4,653	1.45%	1.52%	4.06%	24%
Year Ended 3/31/19	(9.28)%	6,383	1.45%	1.27%	5.28%	33%
Year Ended 3/31/18	16.89%	3,766	1.52%(d)	0.81%	4.43%	26%
Year Ended 3/31/17	13.53%	2,907	1.60%	0.84%	4.76%	38%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning June 18, 2020, the net operating expenses were contractually limited to 1.49% and 1.24% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2021.

(d)

Beginning October 2, 2017, the net operating expenses were contractually limited to 1.70% and 1.45% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

See Notes to the Financial Statements.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Value Equity Fund

	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset			Net Realized
	Value,	Net		and Unrealized	Total from	Net	Net		Net Asset
	Beginning	Investment		Gains (Losses)	Investment	Investment	Realized	Total	Value, End
	of Year	Income(a)		on Investments	Activities	Income	Gains	Distributions	of Year
Class I
Year Ended 3/31/21	$ 6.42	0.08		4.76	4.84	(0.03)	(0.01)	(0.04)	$11.22
Year Ended 3/31/20	8.74	0.33(b	)	(2.31)	(1.98)	(0.34)	—	(0.34)	6.42
Year Ended 3/31/19	10.17	0.21		(1.44)	(1.23)	(0.18)	(0.02)	(0.20)	8.74
Period Ended 3/31/18(c)	10.00	0.02		0.15	0.17	—	—	—	10.17
Class R6
Year Ended 3/31/21	$ 6.42	0.12		4.68	4.80	(0.31)	(0.01)	(0.32)	$10.90
Year Ended 3/31/20	8.74	0.34(b)		(2.31)	(1.97)	(0.35)	—	(0.35)	6.42
Year Ended 3/31/19	10.17	0.21		(1.43)	(1.22)	(0.19)	(0.02)	(0.21)	8.74
Period Ended 3/31/18(c)	10.00	0.02		0.15	0.17	—	—	—	10.17

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 1.63% for Class I and $0.14 and 1.63% for Class R6, respectively, resulting form the special dividend from Naspers LTD/Prosus in September 2019.

(c)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Value Equity Fund

	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
					Ratio of
			Ratio of		Net Investment		Ratio of
		Net Assets,	Net Expenses		Income (Loss)		Expenses to		Portfolio
	Total	End of	to Average		to Average		Average Net		Turnover
	Return(a)	Year (000’s)	Net Assets		Net Assets		Assets*		Rate**
Class I
Year Ended 3/31/21	75.61%	$40,956	0.95%		0.79%		1.97%		68%
Year Ended 3/31/20	(23.71)%	1,762	0.95%		3.91%	(b)	6.68%		71%
Year Ended 3/31/19	(12.04)%	2,245	0.77%	(c)	2.35%		7.02%		75%
Period Ended 3/31/18(d)	1.90%(e)	2,543	1.11%	(f)	1.75%	(f)	9.98%	(f)	27%
Class R6
Year Ended 3/31/21	75.44%	$ 3,006	0.88%		1.36%		3.37%		68%
Year Ended 3/31/20	(23.58)%	1,712	0.88%		3.99%	(b)	6.67%		71%
Year Ended 3/31/19	(11.98)%	2,242	0.71%	(c)	2.41%		6.96%		75%
Period Ended 3/31/18(d)	1.90%(e)	2,543	1.06%	(f)	1.80%	(f)	9.60%	(f)	27%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 1.63% for Class I and $0.14 and 1.63% for Class R6, respectively, resulting form the special dividend from Naspers LTD/Prosus in September 2019.

(c)

Beginning July 2, 2018, the net operating expenses were contractually limited to 0.95% and 0.88% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2019.

(d)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

(e)	Not annualized.

(f)	Annualized.

See Notes to the Financial Statements.

    FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions
	Net Asset	Net		Net Realized
	Value,	Investment		and Unrealized		Total from	Net	Net		Net Asset
	Beginning	Income/		Gains (Losses)	Redemption	Investment	Investment	Realized	Total	Value, End
	of Year	(Loss)(a)		on Investments	Fees	Activities	Income	Gains	Distributions	of Year
Class A
Year Ended 3/31/21	$12.28	(0.01)		7.51	—(b)	7.50	—	(0.39)	(0.39)	$19.39
Period Ended 3/31/20(c)	15.50	0.02		(3.24)	—	(3.22)	—	—	—	12.28
Class I
Year Ended 3/31/21	$12.28	0.04		7.53	—	7.57	(0.05)	(0.39)	(0.44)	$19.41
Year Ended 3/31/20	14.04	0.20(d	)	(1.53)	—	(1.33)	(0.16)	(0.27)	(0.43)	12.28
Year Ended 3/31/19	13.69	0.09		0.72	—	0.81	(0.02)	(0.44)	(0.46)	14.04
Year Ended 3/31/18	11.31	0.07		2.82	—	2.89	(0.08)	(0.43)	(0.51)	13.69
Year Ended 3/31/17	10.12	0.07		1.20	—	1.27	(0.08)	—	(0.08)	11.31
Class R6
Year Ended 3/31/21	$12.30	0.06		7.52	—	7.58	(0.02)	(0.39)	(0.41)	$19.47
Year Ended 3/31/20	14.08	0.16(d)		(1.48)	—	(1.32)	(0.19)	(0.27)	(0.46)	12.30
Year Ended 3/31/19	13.77	0.13		0.68	—	0.81	(0.06)	(0.44)	(0.50)	14.08
Year Ended 3/31/18	11.39	0.07		2.85	—	2.92	(0.11)	(0.43)	(0.54)	13.77
Period Ended 3/31/17(e)	10.42	—(b)		0.97	—	0.97	—	—	—	11.39

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from January 28, 2020 (commencement of operations) to March 31. 2020.

(d)

Net investment income per share and the ratio of net investment income to average net assets include $0.13 and 0.87% for Class I and $0.12 and 0.87% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(e)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

	(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
						Ratio of
				Ratio of		Net Investment		Ratio of
			Net Assets,	Net Expenses		Income (Loss)		Expenses to		Portfolio
	Total		End of	to Average		to Average		Average Net		Turnover
	Return(a)		Year (000’s)	Net Assets		Net Assets		Assets*		Rate**
Class A
Year Ended 3/31/21	61.21%		$13	1.02	%(b)	(0.07)%		33.96%		62%
Period Ended 3/31/20(c)	(20.77	)%(d)	8	1.11	%(e)	0.82	%(e)	1.64	%(e)	23%
Class I
Year Ended 3/31/21	61.74%		$144,339	0.77	%(b)	0.25%		0.99%		62%
Year Ended 3/31/20	(10.10)%		58,090	0.86%		1.35	%(f)	1.25%		23%
Year Ended 3/31/19	6.49%		18,873	0.86%		0.64%		1.94%		28%
Year Ended 3/31/18	25.71%		11,236	0.94	%(g)	0.50%		2.52%		30%
Year Ended 3/31/17	12.58%		7,102	1.05%		0.65%		3.26%		36%
Class R6
Year Ended 3/31/21	61.76%		$120,220	0.71	%(b)	0.31%		0.90%		62%
Year Ended 3/31/20	(10.01)%		788	0.81%		1.19	%(f)	5.44%		23%
Year Ended 3/31/19	6.54%		55	0.81%		0.95%		18.77%		28%
Year Ended 3/31/18	25.80%		14	0.90	%(g)	0.56%		30.59%		30%
Period Ended 3/31/17(h)	9.31	%(d)	11	1.00	%(e)	0.10	%(e)	77.25	%(e)	36%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning June 18, 2020, the net operating expenses were contractually limited to 1.00%, 0.75% and 0.70% of average daily net assets for Class A and Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2021.

(c)	For the period from January 28, 2020 (commencement of operations) to March 31. 2020.

(d)	Not annualized.

(e)	Annualized.

    FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

(f)

Net investment income per share and the ratio of net investment income to average net assets include $0.13 and 0.87% for Class I and $0.12 and 0.87% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(g)

Beginning October 2, 2017, the net operating expenses were contractually limited to 0.86% and 0.81% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

(h)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions

	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/21	$ 8.41	0.02		5.17	5.19	—	(0.68)	(0.68)	$12.92
Period Ended 3/31/20(b)	11.03	0.02		(2.64)	(2.62)	—	—	—	8.41
Class I
Year Ended 3/31/21	$ 8.41	0.07		5.29	5.36	(0.12)	(0.68)	(0.80)	$12.97
Year Ended 3/31/20	10.27	0.29(c)		(1.70)	(1.41)	(0.31)	(0.14)	(0.45)	8.41
Year Ended 3/31/19	11.39	0.18		(0.56)	(0.38)	(0.10)	(0.64)	(0.74)	10.27
Year Ended 3/31/18	9.69	0.11		1.88	1.99	(0.12)	(0.17)	(0.29)	11.39
Year Ended 3/31/17	9.47	0.09		0.18	0.27	(0.05)	—	(0.05)	9.69
Class R6
Year Ended 3/31/21	$ 8.46	0.08		5.32	5.40	(0.13)	(0.68)	(0.81)	$13.05
Year Ended 3/31/20	10.33	0.29(c	)	(1.70)	(1.41)	(0.32)	(0.14)	(0.46)	8.46
Year Ended 3/31/19	11.44	0.18		(0.55)	(0.37)	(0.10)	(0.64)	(0.74)	10.33
Year Ended 3/31/18	9.74	0.13		1.88	2.01	(0.14)	(0.17)	(0.31)	11.44
Period Ended 3/31/17(d)	9.11	0.02		0.61	0.63	—(e )	—	—(e )	9.74

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from January 28, 2020 (commencement of operations) to March 31. 2020.
(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 and 1.58% for Class I and $0.17 and 1.58% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(d)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.
(e)	Less than $0.01 or $(0.01) per share.

    FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

	(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data

	Total Return(a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 3/31/21	62.00%		$ 22	1.10	%(b)	0.15%		3.67%		37%
Period Ended 3/31/20(c)	(23.75	)%(d)	8	1.14	%(e)	1.42	%(e)	1.38	%(e)	45%
Class I
Year Ended 3/31/21	63.90%		$170,788	0.81	%(b)	0.59%		1.11%		37%
Year Ended 3/31/20	(14.68)%		73,562	0.89%		2.76	%(f)	1.21%		45%
Year Ended 3/31/19	(2.46)%		66,202	0.89	%(g)	1.71%		1.26	%(g)	49%
Year Ended 3/31/18	20.82%		65,372	0.94	%(h)	1.03%		1.32%		45%
Year Ended 3/31/17	2.85%		25,145	1.00%		0.99%		1.84%		38%
Class R6
Year Ended 3/31/21	64.15%		$ 18	0.76	%(b)	0.67%		24.83%		37%
Year Ended 3/31/20	(14.74)%		11	0.84%		2.74	%(f)	28.05%		45%
Year Ended 3/31/19	(2.27)%		13	0.84	%(g)	1.69%		29.90	%(g)	49%
Year Ended 3/31/18	20.75%		13	0.89	%(h)	1.14%		30.23%		45%
Period Ended 3/31/17(i)	6.96	%(d)	11	0.95	%(e)	0.46	%(e)	77.08	%(e)	38%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning June 18, 2020, the net operating expenses were contractually limited to 1.05%, 0.80% and 0.75% of average daily net assets for Class A and Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2021.

(c)	For the period from January 28, 2020 (commencement of operations) to March 31. 2020.
(d)	Not annualized.
(e)	Annualized.

FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

(f)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 and 1.58% for Class I and $0.17 and 1.58% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(g)	Ratios include line of credit interest expense which is less than 0.01%.
(h)

Beginning October 2, 2017, the net operating expenses were contractually limited to 0.89% and 0.84% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

(i)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2021

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following five investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

- RBC Emerging Markets Small Cap Equity Fund (“Emerging Markets Small Cap Equity Fund”)

- RBC Emerging Markets Value Equity Fund (“Emerging Markets Value Equity Fund”)

- RBC Global Opportunities Fund (“Global Opportunities Fund”)

- RBC International Opportunities Fund (“International Opportunities Fund”)

Emerging Markets Equity Fund, Global Opportunities Fund and International Opportunities Fund each offer three share classes: Class A, Class R6 and Class I shares. Emerging Markets Small Cap Equity Fund offers two share classes: Class A and Class I shares. Emerging Markets Value Equity Fund offers two share classes: Class I and Class R6 shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and RBC Global Asset Management (UK) Limited (“RBC GAM-UK” or “Sub-Advisor”) serves as the investment sub-advisor. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from

NOTES TO FINANCIAL STATEMENTS

broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

Many securities markets and exchanges outside of North American and South American time zones close prior to the close of the NYSE; therefore, the closing prices for equity securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. The Funds have procedures in place to fair value foreign equity securities traded in countries outside North American and South American time zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price. The Funds generally categorize such evaluated fair value prices as Level 2 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of

NOTES TO FINANCIAL STATEMENTS

pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Equity Fund Assets:

Investments in Securities
Common Stocks
Argentina	$21,493,244	$—	$—	$21,493,244
Brazil	103,748,318	—	—	103,748,318
Chile	29,532,244	122,103,961	—	151,636,205
China	192,045,367	388,323,037	—	580,368,404
Hong Kong	—	139,841,911	—	139,841,911
India	1,337,074	389,635,550	—	390,972,624
Indonesia	—	64,932,610	—	64,932,610
Korea	—	313,339,010	—	313,339,010
Mexico	53,424,036	—	—	53,424,036
Peru	36,936,722	—	—	36,936,722
Philippines	—	54,937,029	—	54,937,029
South Africa	—	206,596,436	—	206,596,436
Taiwan	—	383,357,875	—	383,357,875
Thailand	—	23,316,309	—	23,316,309
Turkey	—	29,188,158	—	29,188,158
United Kingdom	—	108,899,266	—	108,899,266

Total Assets	$438,517,005	$2,224,471,152	$—	$2,662,988,157

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Emerging Markets Small Cap Equity Fund Assets:

Investments in Securities
Common Stocks
Bangladesh	$—	$129,107	$85,721	$214,828
Brazil	508,302	—	—	508,302
Chile	376,092	—	—	376,092
China	—	1,227,972	—	1,227,972
Egypt	—	104,894	—	104,894
Hong Kong	—	184,759	—	184,759
India	—	2,210,855	—	2,210,855
Indonesia	—	117,372	—	117,372
Korea	—	1,129,139	—	1,129,139
Malaysia	—	82,825	—	82,825
Mexico	359,639	—	—	359,639
Pakistan	—	102,917	—	102,917
Peru	147,585	—	—	147,585
Philippines	—	714,819	—	714,819
Russia	—	152,479	—	152,479
South Africa	—	460,690	—	460,690
Sri Lanka	—	100,832	—	100,832
Taiwan	—	1,719,426	—	1,719,426
United Arab Emirates	—	190,020	—	190,020
Preferred Stocks	—	136,873	119	136,992
Investment Company	45,100	—	—	45,100

Total Assets	$1,436,718	$8,764,979	$85,840	$10,287,537

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Value Equity Fund Assets:

Investments in Securities
Common Stocks
Brazil	$1,169,901	$—	$—	$1,169,901
Chile	645,366	1,051,405	—	1,696,771
China	3,571,476	8,402,857	—	11,974,333
Greece	—	247,759	—	247,759
Hong Kong	—	1,094,308	—	1,094,308
Hungary	—	719,889	—	719,889
India	—	3,494,652	—	3,494,652
Indonesia	—	329,718	—	329,718
Korea	—	7,352,991	—	7,352,991
Mexico	1,541,415	—	—	1,541,415
Pakistan	—	341,205	—	341,205
Peru	327,768	—	—	327,768
Philippines	—	443,099	—	443,099
Russia	273,819	1,760,825	—	2,034,644
South Africa	—	3,405,814	—	3,405,814
Taiwan	—	4,136,235	—	4,136,235
Thailand	—	360,480	—	360,480
Turkey	—	318,429	—	318,429
United Arab Emirates	—	377,882	—	377,882
United States	—	620,762	—	620,762
Vietnam	—	838,638	—	838,638
Preferred Stocks	966,020	—	—	966,020
Investment Company	166,783	—	—	166,783

Total Assets	$8,662,548	$35,296,948	$—	$43,959,496

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Opportunities Fund Assets:

Investments in Securities
Common Stocks
Argentina	$2,649,852	$—	$—	$2,649,852
Belgium	—	8,239,370	—	8,239,370
Denmark	—	7,345,867	—	7,345,867
Finland	—	6,077,632	—	6,077,632
Germany	—	9,894,103	—	9,894,103
Hong Kong	—	9,518,910	—	9,518,910
Japan	—	9,202,350	—	9,202,350
Netherlands	—	3,822,397	—	3,822,397
South Africa	—	5,123,128	—	5,123,128
Spain	—	10,163,521	—	10,163,521
Switzerland	—	12,623,427	—	12,623,427
Taiwan	7,534,436	—	—	7,534,436
United Kingdom	—	16,954,052	—	16,954,052
United States	152,836,288	—	—	152,836,288
Investment Company	7,322,625	—	—	7,322,625

Total Assets	$170,343,201	$98,964,757	$—	$269,307,958

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Opportunities Fund Assets:

Investments in Securities
Common Stocks
Argentina	$2,649,852	$—	$—	$2,649,852
Australia	—	7,619,129	—	7,619,129
Austria	—	2,602,059	—	2,602,059
Belgium	—	4,872,876	—	4,872,876
Denmark	—	6,932,516	—	6,932,516
Finland	—	5,564,737	—	5,564,737
Germany	—	7,940,946	—	7,940,946
Hong Kong	—	7,990,611	—	7,990,611
India	7,486,675	—	—	7,486,675
Ireland	—	1,727,473	—	1,727,473
Japan	—	22,160,759	—	22,160,759
Netherlands	—	5,631,442	—	5,631,442
Singapore	—	4,224,640	—	4,224,640
South Africa	—	10,173,684	—	10,173,684
Spain	—	7,036,916	—	7,036,916
Sweden	—	1,667,804	—	1,667,804
Switzerland	—	17,137,888	—	17,137,888
Taiwan	9,961,305	2,802,921	—	12,764,226
Thailand	—	5,240,053	—	5,240,053
United Kingdom	—	22,969,957	—	22,969,957
United States	1,254,598	—	—	1,254,598
Zambia	2,724,720	—	—	2,724,720
Investment Company	2,839,826	—	—	2,839,826

Total Assets	$26,916,976	$144,296,411	$—	$171,213,387

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Emerging Markets Small Cap Equity Fund
	Common Stocks– (Bangladesh)	Preferred Stocks– (Philippines)
Balance as of 3/31/20(value)	$—	$114
Sales (Paydowns)	(67,972)	—
Realized gain (loss)	(12,612)	—
Transfer into Level 3	166,667	—
Change in unrealized appreciation (depreciation)	(362)	5

Balance as of 3/31/21(value)	$85,721	$119

The Funds’ assets assigned to the Level 3 category were valued using market data or trade information specific to the security or comparable issues. However, due to a lack of market activity or corroborating data to support the valuations, the investments were classified as Level 3.

The significant unobservable inputs used in fair value measurement of the Level 3 preferred stock security shown above include the subscription price paid by the Fund when the preferred shares were received and security-specific characteristics, including whether it may be converted into common shares. The significant unobservable inputs used in the fair value measurement of the common stock

NOTES TO FINANCIAL STATEMENTS

security shown above include the implied discount from the security’s imposed price floor at which it is assumed the Fund will be able to dispose of the security. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement.

Repurchase Agreements:

The Funds, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended March 31, 2021.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value March 31, 2020	Purchases	Sales	Value March 31, 2021	Dividends

Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
Emerging Markets Equity Fund	$4,507,131	$725,136,192	$729,643,323	$ —	$8,797
Emerging Markets Small Cap Equity Fund	272,478	1,670,601	1,897,979	45,100	151
Emerging Markets Value Equity Fund	—	13,562,177	13,395,394	166,783	36
Global Opportunities Fund	440,840	133,343,838	126,462,053	7,322,625	432
International Opportunities Fund	7,735	49,117,864	46,285,773	2,839,826	638

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex- dividend date. In certain foreign markets where declaration of a dividend follows the ex-dividend date, the dividend will be recorded when the Fund is notified of the declaration date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the

NOTES TO FINANCIAL STATEMENTS

expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (”REITs“) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gain and losses, including foreign currency gains and losses, foreign taxes and passive foreign investment companies (PFICs).

For the year ended March 31, 2021, reclassifications for permanent differences were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
Emerging Markets Equity Fund	$(7,690)	$7,690
Emerging Markets Small Cap Equity Fund	(2,450)	2,450

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM-US under which RBC GAM-US manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Emerging Market Equity Fund	0.80%
Emerging Markets Small Cap Equity Fund*	1.04%
Emerging Markets Value Equity Fund	0.80%
Global Opportunities Fund*	0.65%
International Opportunities Fund*	0.70%

* Prior to June 18, 2020, the annual rates for Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and International Opportunities Fund were 1.25%, 0.76% and 0.80%, respectively.

NOTES TO FINANCIAL STATEMENTS

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A, Class I and Class R6 shares of each Fund to the following levels:

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Markets Equity Fund	1.13%	0.88%	0.88%
Emerging Markets Small Cap Equity Fund*	1.49%	1.24%	N/A
Emerging Markets Value Equity Fund	N/A	0.95%	0.88%
Global Opportunities Fund*	1.00%	0.75%	0.70%
International Opportunities Fund*	1.05%	0.80%	0.75%

* Prior to June 18, 2020, the annual rates under the expense limitation agreement were 1.70% for Class A and 1.45% for Class I of Emerging Markets Small Cap Equity Fund; 1.11% for Class A, 0.86% for Class I and 0.81% for Class R6 of Global Opportunities Fund; and 1.14% for Class A, 0.89% for Class I and 0.84% for Class R6 of International Opportunities Fund.

This expense limitation agreement is in place until July 31, 2022 (September 30, 2022 for Emerging Markets Equity Fund) and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

At March 31, 2021, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 3/31/19	FYE 3/31/20	FYE 3/31/21	Total
Emerging Markets Equity Fund	$1,340,210	$1,594,901	$1,751,584	$4,686,695
Emerging Markets Small Cap Equity Fund	242,638	234,001	237,434	714,073
Emerging Markets Value Equity Fund	279,515	252,132	284,653	816,300
Global Opportunities Fund	170,557	197,222	271,393	639,172
International Opportunities Fund	231,471	266,018	410,189	907,678

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended March 31, 2021, the amount waived was $29,113, $274, $207, $2,488 and $1,815 for the Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Emerging Markets Value Equity Fund, Global Opportunities Fund and International Opportunities Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

The Funds are sub-advised by RBC GAM-UK, which is a wholly-owned subsidiary of Royal Bank of Canada, which is the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (”BNY Mellon“) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with ”Accounting fees“ in the Statements of Operations. Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

NOTES TO FINANCIAL STATEMENTS

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $68,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in ”Trustees’ fees“.

In conjunction with the launch of each of the Funds or additional share classes, the Advisor invested seed capital to provide each Fund or share class with its initial investment assets. The table below shows, as of March 31, 2021, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets

Emerging Markets Small Cap Equity Fund	$10,312,819	566,396	58.5%
Emerging Markets Value Equity Fund	$43,962,187	543,106	13.7%
Global Opportunities Fund	$264,571,575	810,952	5.9%
International Opportunities Fund	$170,828,409	2,310	0.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended March 31, 2021, there were no fees waived by the Distributor.

For the year ended March 31, 2021, the Distributor received commissions of $1,375 front-end sales charges of Class A shares, of the Funds, of which $207 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

NOTES TO FINANCIAL STATEMENTS

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2021 were as follows:

	Purchases	Sales
Emerging Markets Equity Fund	$1,018,177,508	$274,355,639
Emerging Markets Small Cap Equity Fund	2,536,040	2,417,233
Emerging Markets Value Equity Fund	43,319,562	15,947,993
Global Opportunities Fund	232,814,122	80,094,139
International Opportunities Fund	83,207,567	49,392,405

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Markets Equity Fund		Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$286,616,571	$24,103,788	$3,240	$15,000
Distributions reinvested	162,966	785,965	—	135,437
Cost of shares redeemed	(18,777,237)	(15,211,351)	(11,459)	(87,954)

Change in Class A	$268,002,300	$9,678,402	$(8,219)	$62,483

Class I
Proceeds from shares issued	$663,616,450	$656,629,075	$15,000	$710,547
Distributions reinvested	16,834,855	36,510,102	11,974	316,803
Cost of shares redeemed	(264,217,496)	(155,294,389)	(164,744)	(196,495)

Change in Class I	$416,233,809	$537,844,788	$(137,770)	$830,855

Class R6
Proceeds from shares issued	$89,875,347	$86,735,310	$—	$—
Distributions reinvested	2,307,638	4,384,986	—	—
Cost of shares redeemed	(17,376,284)	(6,791,273)	—	—

Change in Class R6	$74,806,701	$84,329,023	$—	$—

Change in net assets resulting from capital transactions	$759,042,810	$631,852,213	$(145,989)	$893,338

NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Equity Fund		Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	19,139,830	2,035,999	317	1,504
Reinvested	11,750	64,109	—	14,454
Redeemed	(1,539,090)	(1,308,819)	(1,430)	(9,123)

Change in Class A	17,612,490	791,289	(1,113)	6,835

Class I
Issued	49,761,963	54,951,716	1,733	73,708
Reinvested	1,193,115	2,927,835	1,217	33,596
Redeemed	(20,357,430)	(13,410,810)	(18,828)	(24,994)

Change in Class I	30,597,648	44,468,741	(15,878)	82,310

Class R6
Issued	6,619,216	7,038,318	—	—
Reinvested	162,854	349,959	—	—
Redeemed	(1,419,187)	(570,609)	—	—

Change in Class R6	5,362,883	6,817,668	—	—

Change in shares resulting from capital transactions	53,573,021	52,077,698	(16,991)	89,145

NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Value Equity Fund		Global Opportunities Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$3,774	$10,000
Distributions reinvested	—	—	318	—
Cost of shares redeemed	—	—	(4,293)	—

Change in Class A	$—	$—	$(201)	$10,000

Class I
Proceeds from shares issued	$29,825,722	$65,059	$95,929,845	$58,189,118
Distributions reinvested	149,230	88,926	1,908,421	1,719,908
Cost of shares redeemed	(2,204,799)	—	(44,649,849)	(9,726,601)

Change in Class I	$27,770,153	$153,985	$53,188,417	$50,182,425

Class R6
Proceeds from shares issued	$—	$—	$134,316,152	$710,465
Distributions reinvested	86,448	90,889	2,077,066	2,036
Cost of shares redeemed	—	—	(31,519,011)	(862)

Change in Class R6	$86,448	$90,889	$104,874,207	$711,639

Change in net assets resulting from capital transactions	$27,856,601	$244,874	$158,062,423	$50,904,064

SHARE TRANSACTIONS:
Class A
Issued	—	—	232	645
Reinvested	—	—	17	—
Redeemed	—	—	(225)	—

Change in Class A	—	—	24	645

Class I
Issued	3,554,158	7,326	5,089,835	4,002,984
Reinvested	14,908	10,117	101,296	111,900
Redeemed	(194,642)	—	(2,482,577)	(730,076)

Change in Class I	3,374,424	17,443	2,708,554	3,384,808

Class R6
Issued	—	—	7,774,183	60,112
Reinvested	8,894	10,352	109,898	132
Redeemed	—	—	(1,772,397)	(59)

Change in Class R6	8,894	10,352	6,111,684	60,185

Change in shares resulting from capital transactions	3,383,318	27,795	8,820,262	3,445,638

NOTES TO FINANCIAL STATEMENTS

	International Opportunities Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,992,961	$10,000
Distributions reinvested	621	—
Cost of shares redeemed	(2,088,550)	—

Change in Class A	$(94,968)	$10,000

Class I
Proceeds from shares issued	$77,668,834	$32,061,054
Distributions reinvested	7,796,893	3,015,113
Cost of shares redeemed	(41,717,820)	(11,153,729)

Change in Class I	$43,747,907	$23,922,438

Class R6
Distributions reinvested	$1,024	$560

Change in Class R6	$1,024	$560

Change in net assets resulting from capital transactions	$43,653,963	$23,932,998

SHARE TRANSACTIONS:
Class A
Issued	209,618	907
Reinvested	50	—
Redeemed	(208,837)	—

Change in Class A	831	907

Class I
Issued	7,550,228	3,163,021
Reinvested	624,751	271,387
Redeemed	(3,751,495)	(1,134,844)

Change in Class I	4,423,484	2,299,564

Class R6
Reinvested	82	50

Change in Class R6	82	50

Change in shares resulting from capital transactions	4,424,397	2,300,521

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

NOTES TO FINANCIAL STATEMENTS

As of and during the year ended March 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2021, the Funds did not incur any interest or penalties.

As of March 31, 2021, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Equity Fund	$2,288,265,164	$524,066,265	$(159,595,253)	$364,471,012
Emerging Markets Small Cap Equity Fund	9,148,572	2,415,197	(1,331,505)	1,083,692
Emerging Markets Value Equity Fund	35,942,292	9,661,165	(1,803,112)	7,858,053
Global Opportunities Fund	244,228,862	29,438,969	(4,374,196)	25,064,773
International Opportunities Fund	138,161,859	43,728,006	(10,672,810)	33,055,196

NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and passive foreign investment company mark-to-market adjustment.

The tax character of distributions during the year ended March 31, 2021 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$20,986,884	$—	$20,986,884	$20,986,884
Emerging Markets Small Cap Equity Fund	11,974	—	11,974	11,974
Emerging Markets Value Equity Fund	235,678	—	235,678	235,678
Global Opportunities Fund	322,897	3,754,938	4,077,835	4,077,835
International Opportunities Fund	1,655,425	7,920,505	9,575,930	9,575,930

The tax character of distributions during the year ended March 31, 2020 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$43,979,625	$1,324,096	$45,303,721	$45,303,721
Emerging Markets Small Cap Equity Fund	314,203	139,241	453,444	453,444
Emerging Markets Value Equity Fund	179,815	—	179,815	179,815
Global Opportunities Fund	640,752	1,106,607	1,747,359	1,747,359
International Opportunities Fund	2,518,100	1,121,255	3,639,355	3,639,355

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

NOTES TO FINANCIAL STATEMENTS

As of March 31, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Emerging Markets Value Equity Fund	Global Opportunities Fund	International Opportunities Fund
Undistributed ordinary income	$29,284,253	$199,904	$3,434,736	$3,613,718	$4,230,069
Undistributed long term gain	39,217,208	—	100,593	10,441,565	3,687,992

Accumulated earnings	68,501,461	199,904	3,535,329	14,055,283	7,918,061
Accumulated capital loss carryforwards	—	(687,415)	(628,435)	—	—
Unrealized appreciation	364,471,012	1,083,692	7,858,053	25,064,773	33,055,196

Total Accumulated Earnings	$432,972,473	$596,181	$10,764,947	$39,120,056	$40,973,257

During the year ended March 31, 2021, Emerging Market Equity Fund utilized $14,655,025 and Emerging Markets Value Fund utilized $51,631.

As of March 31, 2021, the Funds did not have any capital loss carryforwards for federal income tax purposes except Emerging Markets Small Cap Equity Fund had a short-term capital loss carryforward of $135,708, and a long-term capital loss carryforward of $551,707, and Emerging Markets Value Equity Fund had a short-term capital loss carryforward of $424,138 and a long-term capital loss carryforward of $204,297 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. Emerging Markets Value Equity Fund’s amount includes losses in connection with an ownership change, therefore utilization of capital loss carryover is subject to annual limitations. These capital loss carryforwards are not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, which will be treated as arising on the first business day of the year ended March 31, 2022.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended March 31, 2021, redemption fees were collected by the Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, International Opportunities Fund and Global Opportunities Fund in the amount of $99,382, $30, $800 and $1,237, respectively. There were no redemption fees collected by the other funds. Redemption fees collected by the Funds are included in the cost of shares redeemed on the Statements of Changes in Net Assets.

NOTES TO FINANCIAL STATEMENTS

9. Line of Credit

Emerging Markets Equity Fund, Global Opportunities Fund and International Opportunities Fund (“Participating Funds”) are participants in a single uncommitted, unsecured $30,000,000 line of credit with The Bank of New York Mellon, the Funds’ custodian, to be used to fund shareholder redemptions requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of June 18, 2021. Interest is charged on borrowings made under this line of credit at a rate per annum equal 1.25% plus the higher of the Federal Funds Effective Rate or one-month LIBOR rate. An undrawn fee of 0.08% per annum on the daily amount of the excess of $30,000,000 less the aggregate principal amount of advances outstanding is accrued and is due on the last business day of each calendar quarter. Each Participating Fund shall each pay its pro rata share of this fee based on its pro rata net assets at the time the fee is due and payable. Since each Participating Fund participates in the line of credit, there is no assurance that an individual fund will have access to all or any part of the $30,000,000 at any particular time. During the year ended March 31, 2021, none of the Funds borrowed under the line of credit.

10. Significant Risks

Shareholder concentration risk:

As of March 31, 2021, the following Funds had omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Emerging Markets Equity Fund	2	28.1%
Emerging Markets Small Cap Equity Fund	1	40.8%
Emerging Markets Value Equity Fund	2	78.2%
Global Opportunities Fund	1	18.5%
International Opportunities Fund	3	95.3%

In addition, an unaffiliated shareholder owned 26.3% of Global Opportunities Fund as of March 31, 2021. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

Industry and sector focus risk:

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events affect that industry or sector more than securities of issuers

NOTES TO FINANCIAL STATEMENTS

in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

11. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, and RBC International Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, and RBC International Opportunities Fund (five of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 21, 2021

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

For the year ended March 31, 2021, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Emerging Markets Equity Fund	34.82%
Emerging Markets Small Cap Equity Fund	37.89%
Emerging Markets Value Equity Fund	8.76%
Global Opportunities Fund	39.15%
International Opportunities Fund	34.62%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2021 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Emerging Markets Equity Fund	0.46%
Emerging Markets Small Cap Equity Fund	0.00%
Emerging Markets Value Equity Fund	0.00%
Global Opportunities Fund	15.32%
International Opportunities Fund	0.00%

For the year ended March 31, 2021, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Markets Equity Fund	0.13%
Emerging Markets Small Cap Equity Fund	0.05%
Emerging Markets Value Equity Fund	0.00%
Global Opportunities Fund	0.19%
International Opportunities Fund	0.01%

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2021, the following Funds had a qualified short term gains percentage of :

Qualified Short-Term Gains
Emerging Markets Equity Fund	0.00%
Emerging Markets Small Cap Equity Fund	0.00%
Emerging Markets Value Equity Fund	100.00%
Global Opportunities Fund	100.00%
International Opportunities Fund	34.99%

For the year ended March 31, 2021, the following Funds had a qualified foreign source income percentage of:

Qualified Foreign Source Income %
Emerging Markets Equity Fund	41.63%
Emerging Markets Small Cap Equity Fund	41.21%
Emerging Markets Value Equity Fund	45.18%
Global Opportunities Fund	0.00%
International Opportunities Fund	31.60%

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended March 31, 2021 as follows:

	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Equity Fund	$2,287,496	$29,591,594
Emerging Markets Small Cap Equity Fund	28,419	220,206
Emerging Markets Value Equity Fund	132,509	502,438
Global Opportunities Fund	0	0
International Opportunities Fund	157,513	2,145,061

Pursuant to Internal Revenue Code Section 852(b)(3), Emerging Markets Equity Fund, Emerging Markets Value Equity Fund, Global Opportunities Fund and International Opportunities Fund reported $39,217,208, $100,593, $13,961,173 and $9,449,211 respectively as long-term capital gain distributions for the year ended March 31, 2021.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

    MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (57)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

    MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (68)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (57)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

    MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (57)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (54)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (52)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

    SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer three share classes: Class A, Class I and Class R6.

Class A

Class A shares, offered by Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and International Opportunities Fund are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum upfront sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in all Funds except Emerging Markets Small Cap Equity Fund and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

    SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period* 10/1/20–3/31/21	Annualized Expense Ratio During Period 10/1/20–3/31/21
Emerging Markets Equity Fund
Class A	$1,000.00	$1,211.60	$6.23	1.13%
Class I	1,000.00	1,213.80	4.86	0.88%
Class R6	1,000.00	1,213.60	4.86	0.88%
Emerging Markets Small Cap Equity Fund
Class A	1,000.00	1,235.20	8.30	1.49%
Class I	1,000.00	1,236.60	6.91	1.24%
Emerging Markets Value Equity Fund
Class I	1,000.00	1,361.60	5.59	0.95%
Class R6	1,000.00	1,360.30	5.18	0.88%
Global Opportunities Fund
Class A	1,000.00	1,194.70	5.47	1.00%
Class I	1,000.00	1,196.50	4.11	0.75%
Class R6	1,000.00	1,197.10	3.83	0.70%
International Opportunities Fund
Class A	1,000.00	1,253.30	5.90	1.05%
Class I	1,000.00	1,255.70	4.50	0.80%
Class R6	1,000.00	1,255.60	4.22	0.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

    SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period* 10/1/20-3/31/21	Annualized Expense Ratio During Period 10/1/20-3/31/21
Emerging Markets Equity Fund
Class A	$1,000.00	$1,019.30	$5.69	1.13%
Class I	1,000.00	1,020.54	4.43	0.88%
Class R6	1,000.00	1,020.54	4.43	0.88%
Emerging Markets Small Cap Equity Fund
Class A	1,000.00	1,017.50	7.49	1.49%
Class I	1,000.00	1,018.75	6.24	1.24%
Emerging Markets Value Equity Fund
Class I	1,000.00	1,020.19	4.78	0.95%
Class R6	1,000.00	1,020.54	4.43	0.88%
Global Opportunities Fund
Class A	1,000.00	1,019.95	5.04	1.00%
Class I	1,000.00	1,021.19	3.78	0.75%
Class R6	1,000.00	1,021.44	3.53	0.70%
International Opportunities Fund
Class A	1,000.00	1,019.70	5.29	1.05%
Class I	1,000.00	1,020.94	4.03	0.80%
Class R6	1,000.00	1,021.19	3.78	0.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

    STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

This section discusses the operation and effectiveness of the Liquidity Risk Management Program (the “Program”) of RBC Funds Trust (the “Trust”), including each of its series (each, a “Fund” and collectively, the “Funds”), established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule” and the “1940 Act,” respectively). The Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, approved the Program on behalf of each Fund, as required pursuant to the Liquidity Rule. The Board also approved the designation of RBC Global Asset Management (U.S.) Inc. (“RBC”), the investment adviser to each Fund, as the Program Administrator for the Program. RBC administers day-to-day implementation of the Program through a working group known as the Liquidity Risk Committee (the “Committee”), as set forth in the Program.

RBC, as Program Administrator, provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any Fund’s highly liquid investments minimum (“HLIM”) and any material changes to the Program (the “Report”).

The Report covered the year ending December 31, 2020 (the “Review Period”).

I. Key Conclusions of the Report

The Program, as implemented, is reasonably designed to assess and manage each Fund’s liquidity risk. During the Review Period, the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk. No Fund was required to set an HLIM and each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. There were no material changes to the Program implemented during the Review Period.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the Review Period, the Program Administrator, in consultation with investment personnel, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program, monthly in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT, and in Board reporting throughout the Review Period.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk as described in the Report, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors enumerated in the Liquidity Rule and identified in the Program, as applicable:

a. Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c. Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

Investment Strategy and Portfolio Liquidity. The Program Administrator considered the factors identified above, among others, during both normal and reasonably foreseeable stressed conditions as provided in the Program. Pursuant to the review, the Program Administrator determined that each Fund’s investment strategy and use of derivatives are appropriate for an open-end fund.

Cash Flow. The Funds’ cash flows did not have a material effect on the ability to meet redemptions during the Review Period.

    STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Holdings of Cash and Borrowing Arrangements. As described in the Report, the Program Administrator determined that the Funds’ holdings of cash and borrowing arrangements were adequate for meeting the Funds’ expected cash flow needs to meet redemptions during the Review Period.

In light of the assessment and review as discussed above, the Program Administrator did not recommend any material changes in the management of the Funds’ liquidity risks, including with respect to any of the above factors.

B. Portfolio Holdings Classifications

During the Review Period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule.

During the Review Period, the Funds classified portfolio investments (including, as applicable, derivatives transactions) according to asset class when appropriate, as described in the Program. In addition, pursuant to the Program, each Fund must separately classify and review any investment within an asset class if any market, trading, or investment-specific considerations are reasonably expected to significantly affect the liquidity of the investment as compared the Fund’s other portfolio holdings within that asset class. During the Review Period, there were no circumstances in which a Fund was required to separately classify any investment within an asset class.

Market Depth—Reasonably Anticipated Trading Size (“RATS”). In classifying and reviewing its portfolio investments or asset classes (as applicable), each Fund must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity. Each Fund must take this determination into account when classifying the liquidity of that investment or asset class. Although there were higher than average redemptions during the Review Period due to COVID-19 pandemic lockdowns, there were no changes to the RATS assumptions for the Funds during the Review period.

Classification Review. As required by the Liquidity Rule, the Funds reviewed liquidity classifications on a monthly basis during the Review Period as described in the Program. The Committee met monthly, including twice in March in response to the COVID-19 pandemic, to review its portfolio investments’ classifications in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT. The Program Administrator oversaw the Funds’ process for classifying portfolio holdings under the Liquidity Rule and reviewed the classifications, as described in the Program. This review included a review of the methodology and data inputs used. During the Review Period, the Program Administrator determined that there were no material operational issues with the process for classifying portfolio holdings, although unexpected market closures resulting from the COVID-19 materially affected one or more investments’ classification. Due to market volatility and such market closures, the Committee determined that, between March 13th and the end of June, a daily review of the Funds’ classifications was warranted.

C. HLIM

The Program Administrator reviewed the process and standards for determining that each Fund primarily holds investments that are highly liquid. There were no changes recommended in the Report with respect to the status of any Fund as a Primarily Highly Liquid Fund (“PHLF”) and each Fund qualified as a PHLF on an ongoing basis during the Review Period as described in the Report. Accordingly, an HLIM was not required for any Fund during the Review Period pursuant to the relevant provisions of the Program.

D. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the “15% Limit”). The Program Administrator monitored compliance with the 15% Limit as described in the Program. At no time during the Review Period did any Fund breach the 15% limit.

    STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

E. Redemptions in Kind

There were no redemptions in-kind effected by any Fund during the Review Period.

This Page Intentionally Left Blank

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2021.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EM AR 03-21

Annual Report

For the year ended March 31, 2021

RBC Short Duration Fixed Income Fund

RBC Ultra-Short Fixed Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-422-2766.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

	RBC Funds
About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.rbcgam.us.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	4
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)
	- RBC Short Duration Fixed Income Fund	6
	- RBC Ultra-Short Fixed Income Fund	10
	Schedule of Portfolio Investments	13
	Financial Statements
	- Statements of Assets and Liabilities	30
	- Statements of Operations	32
	- Statements of Changes in Net Assets	33
	Financial Highlights	35
	Notes to Financial Statements	39
	Report of Independent Registered Public Accounting Firm	51
	Other Federal Income Tax Information (Unaudited)	52
	Management (Unaudited)	53
	Share Class Information (Unaudited)	56
	Supplemental Information (Unaudited)	57
	Statement Regarding Liquidity Risk Management Program (Unaudited)	59

LETTER FROM THE PORTFOLIO MANAGERS

Dear Shareholder:

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US)”) launched the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (the “Funds”) on December 30, 2013. We are pleased that the Funds have seven-year track records of delivering what we believe are high quality, diversified fixed income vehicles to clients seeking shorter duration investment solutions.

For the 12-month period ended March 31, 2021, the Funds outperformed their respective benchmarks. The RBC Short Duration Fixed Income Fund had a net total return of 6.35% (Class I shares) compared to a return of 1.69% for the ICE BofAML 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark. The RBC Ultra-Short Fixed Income Fund had a net total return of 5.89% (Class I shares) compared to a return of 0.25% for the ICE BofAML US 1-Year Treasury Bill Index, the Fund’s primary benchmark. The Funds’ outperformance during this period can be attributed to capturing opportunities created by the extreme market events of 2020. Interest rates fell dramatically after the onset of the pandemic in early 2020 and remained quite static for the remainder of the year, while corporate bond spreads recovered and narrowed aggressively throughout most of the year. The Funds’ large allocations to corporate bonds and preference for non-Treasury securities greatly contributed to performance in this type of environment, which is further described below.

2020 will likely go down in history as one of the most unprecedented market environments on record. The global spread of COVID-19 took front and center of investors’ market considerations, sending global financial markets into a downward spiral. An extreme flight-to-quality drove U.S. interest rates to record low levels. As financial markets plummeted, The Federal Reserve (the “Fed”) reacted with two dramatic emergency rate cuts that ultimately brought the federal funds rate to a range of 0.00%-0.25%. Once interest rates settled in at these lower levels, interest rate volatility was exceptionally low, generally for the remainder of 2020. Government stimulus, both historic monetary stimulus from the Fed, and the large amount of fiscal stimulus passed on several occasions by Congress were instrumental to restoring the smooth functioning of financial markets, and buoying the economy. By the end of the year, and during the first quarter of 2021, a new wave of optimism entered, as progress was made in vaccinations, and containing the virus became a new reality.

The prospect for improved growth, along with renewed expectations for higher inflation, sent yields soaring higher off of the lower bound levels and the yield curve steepened dramatically during the first quarter of 2021. Interest rates on the very front end of the curve continue to remain relatively low, and will be reinforced by the Fed’s zero interest rate policy, likely lasting until the end of 2023. Despite ongoing COVID-19 concerns, deep economic recessions and subsequent recoveries, and lukewarm economic data, financial markets were resilient this past year and performed better than most originally expected.

Fixed income spreads tightened with the similar risk-on sentiment that fueled equities throughout the recovery. Investment Grade Corporate bond option adjusted spreads over Treasuries made quite a recovery during the past year, tightening to 91 basis points (bps) by the end of March 2021, from a starting point of 272 bps at the end of March 2020. The Fed’s corporate bond buying program to purchase high-quality, short dated bonds has been the most

1

LETTER FROM THE PORTFOLIO MANAGERS

significant positive factor supporting investment grade bond spreads in 2020. With the Fed as the backstop, credit markets were reinforced, and investor demand was strong. Companies issued debt at record pace in 2020, and were met with incredible demand, as investors were forced to search for yield amid a low and negative real yield environment. Corporate debt levels are likely to be higher than pre COVID-19 levels due to the surge in issuance this year. As leverage continues to creep higher and spreads trend at the lower end of its long term range, there is a glaring gap between credit fundamentals and current valuations.

Looking forward, we will continue to seek opportunities to positively impact performance by focusing on well researched security selection opportunities and maintaining a diversified portfolio of higher quality bonds. Thank you for your confidence and trust in the RBC Funds.

Brandon Swensen, CFA
Senior Portfolio Manager and Co-Head, U.S. Fixed Income RBC Global Asset Management (U.S.) Inc.

Brian Svendahl, CFA
Senior Portfolio Manager and Co-Head, U.S. Fixed Income RBC Global Asset Management (U.S.) Inc.

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Funds may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofAML 1-3 Year US Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The ICE BofAML US 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

2

LETTER FROM THE PORTFOLIO MANAGERS

The U.S. Treasury yield curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

A basis point is a unit of measure equal to one one-hundredth of a percent.

The federal funds rate is the interest rate banks charge one another for loans made overnight to maintain their reserve requirements. The Federal Open Market Committee, within the Federal Reserve, sets these rates.

Spreads refer to the difference in yield between two similar securities.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor to the RBC Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM-US’s investment research and other money management resources.

Brian Svendahl, CFA

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM-US. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM-US’s government mandates. Brian joined RBC GAM-US in 2005 and most recently led the mortgage and government team before being promoted to Co-Head in 2012. Prior to joining RBC GAM-US, he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He first started in the investment industry in 1992. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brandon T. Swensen, CFA

Brandon T. Swensen, CFA

Vice President, Co-Head, U.S. Fixed Income

Brandon Swensen oversees RBC GAM-US’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and several cash management and core solutions. Brandon joined RBC GAM-US in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

4

    PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of March 31, 2021 (Unaudited)

RBC Short Duration Fixed Income Fund
Class A
- At Net Asset Value	6.45%	3.38%	2.63%	2.24%	0.45%	1.58%
Class I
- At Net Asset Value	6.35%	3.45%	2.69%	2.32%	0.35%	0.68%

ICE BofAML 1-3
Year U.S. Corporate & Government Index(d)	1.69%	3.07%	2.02%	1.73%
RBC Ultra-Short Fixed Income Fund
Class A
- At Net Asset Value	5.78%	2.68%	2.22%	1.80%	0.38%	0.81%
Class I
- At Net Asset Value	5.89%	2.79%	2.30%	1.89%	0.28%	0.77%

ICE BofAML U.S.
1-Year Treasury Bill Index(d)	0.25%	2.12%	1.55%	1.18%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)

The inception date (commencement date) is March 3, 2014 for Class A shares and December 30, 2013 for Class I shares. The performance in the table for the Class A shares prior to March 3, 2014 reflects the performance of the Class I shares since the Fund’s inception.

(b)	The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2022.
(c)	The Fund’s expenses reflect the most recent year end (March 31, 2021).
(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The ICE BofAML 1-3 Year US Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The ICE BofAML US 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund

Investment Strategy

Seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of governments and their agencies. The Fund may invest in securities with fixed, floating, or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

Performance

For the 12-month period ended March 31, 2021, the Fund had an annualized total return of 6.35% (Class I). That compares to an annualized total return of 1.69% for the ICE BofAML 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Income generated from the Fund’s overweight in investment grade corporate bonds and securitized bonds contributed positively to the Fund’s returns.

•  An emphasis on Industrial corporate bonds positively impacted the Fund’s relative performance. An overweight and security selection in Energy, Consumer Non-Cyclical and Communications sectors were the most additive.

•  A large overweight in Asset-Backed Securities (ABS), particularly a focus in auto Asset-Backed Securities, was a positive driver of returns as well.

•  A bias for BBB rated credits proved positive as lower quality credits outperformed.

Factors That Detracted From Relative Returns	• There were no material positioning factors that detracted from the 12-month net returns.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s (S&P) and Moody’s. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. S&P ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. Moody’s ratings are expressed as letters ranging from Aaa, which is the highest grade, to C, which is the lowest grade. Non-investment grade securities are those rated Ba1 or BB+ or below by Moody’s or S&P, respectively.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Short Duration Fixed Income Fund

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

7

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

	RBC Short Duration Fixed Income Fund
Investment Objective	Current income consistent with preservation of capital.
Benchmark	ICE BofAML 1-3 Year US Corporate & Government Index
Asset Allocation as of 3/31/21 (% of Fund’s investments)

Top Ten Holdings (excluding investment companies) (as of 3/31/21) (% of Fund’s net assets)	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.09%, 6/15/26	1.78%	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.30%, 4/15/26	1.21%
	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.46%, 7/23/22	1.61%	Williams Cos., Inc. (The), 3.35%, 8/15/22 Roper Technologies, Inc., 2.35%, 9/15/24	1.20% 1.17%
	CVS Health Corp., 2.63%, 8/15/24	1.31%	Leidos, Inc., 2.95%, 5/15/23	1.17%
	Dell Equipment Finance Trust, Series 2018-2, Class C, 3.72%, 10/22/23	1.26%	Raytheon Technologies Corp., 3.20%, 3/15/24	1.16%
	Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A, 2.46%, 1/30/52	1.25%
	*A listing of all portfolio holdings can be found beginning on page 13
Growth of $10,000 Initial Investment Since Inception (12/30/13)

	The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2021 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

8

This Page Intentionally Left Blank

9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund

Investment Strategy

Seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of governments and their agencies. The Fund may invest in securities with fixed, floating, or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

Performance

For the 12-month period ended March 31, 2021, the Fund had an annualized total return of 5.89% (Class I). That compares to an annualized total return of 0.25% for the ICE BofAML US 1-Year Treasury Bill Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Income generated from the Fund’s overweight in investment grade corporate bonds and securitized bonds contributed positively to returns.

•  An emphasis on Industrial corporate bonds positively impacted the Fund’s relative performance. An overweight and security selection in Energy, Consumer Non-Cyclical and Technology sectors were the most additive.

•  A large overweight in Asset-Backed Securities (ABS), particularly a focus in auto ABS, was a positive driver of returns as well.

•  A bias for BBB rated credits proved positive as lower quality credits outperformed.

Factors That Detracted From Relative Returns	• There were no material positioning factors that detracted from the 12-month net returns.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s (S&P) and Moody’s. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. S&P ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. Moody’s ratings are expressed as letters ranging from Aaa, which is the highest grade, to C, which is the lowest grade. Non-investment grade securities are those rated Ba1 or BB+ or below by Moody’s or S&P, respectively.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

11

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
	RBC Ultra-Short Fixed Income Fund
Investment Objective	Current income consistent with preservation of capital.
Benchmark	ICE BofAML US 1-Year Treasury Bill Index
Asset Allocation as of 3/31/21 (% of Fund’s investments)
Top Ten Holdings (excluding investment companies) (as of 3/31/21) (% of Fund’s net assets)	American Tower Corp., REIT, 5.00%, 2/15/24 Willis North America, Inc., 3.60%, 5/15/24 Bank of America Corp., (LIBOR USD 3-Month + 0.960%), GMTN, 1.18%, 7/23/24 Dell International LLC / EMC Corp., 5.45%, 6/15/23	1.46% 1.40% 1.32%	Charter Communications Operating LLC / Charter Communications Operating Capital, Series USD, 4.50%, 2/1/24	1.14%
		1.31%	Mid-America Apartments LP, 4.30%, 10/15/23 Regions Financial Corp., 3.80%, 8/14/23	1.13% 1.12%
	GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21%, 12/20/24	1.25%	Leidos, Inc., 2.95%, 5/15/23	1.09%

	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.46%, 7/23/22	1.14%
	*A listing of all portfolio holdings can be found beginning on page 21

Growth of $10,000 Initial Investment Since Inception (12/30/13)

	The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2021 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

12

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund

March 31, 2021

Principal Amount		Value

Corporate Bonds — 70.75%
Basic Materials — 3.43%
$ 350,000	DuPont de Nemours, Inc., (LIBOR USD 3-Month + 1.110%), 1.30%, 11/15/23(a)	$355,700
350,000	Georgia-Pacific LLC, 1.75%, 9/30/25(b)	355,167
400,000	Nutrien Ltd., 3.15%, 10/1/22	412,652
500,000	Nutrition & Biosciences, Inc., 0.70%, 9/15/22(b)	501,320
100,000	Nutrition & Biosciences, Inc., 1.23%, 10/1/25(b)	98,321
500,000	PPG Industries, Inc., 1.20%, 3/15/26	491,225

		2,214,385

Communications — 5.77%
175,000	AT&T, Inc., 0.90%, 3/25/24	175,144
500,000	AT&T, Inc., 4.45%, 4/1/24	549,446
1,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.46%, 7/23/22	1,042,803
150,000	Comcast Corp., (LIBOR USD 3-Month + 0.630%), 0.87%, 4/15/24(a)	151,565
250,000	Qwest Corp., 6.75%, 12/1/21	258,155
155,000	Rogers Communications, Inc., 3.00%, 3/15/23	161,277
350,000	Verizon Communications, Inc., 1.45%, 3/20/26	350,117
250,000	Videotron Ltd., 5.00%, 7/15/22	260,332
500,000	Videotron Ltd., 5.38%, 6/15/24(b)	547,421
196,000	Walt Disney Co. (The), 7.75%, 1/20/24	231,758

		3,728,018

Consumer, Cyclical — 4.73%
400,000	7-Eleven, Inc., 0.80%, 2/10/24(b)	398,592
350,000	Daimler Finance North America LLC, 0.75%, 3/1/24(b)	348,452
500,000	Ford Motor Credit Co. LLC, 3.66%, 9/8/24	515,704
250,000	General Motors Financial Co., Inc., 2.90%, 2/26/25	262,670
200,000	General Motors Financial Co., Inc., 3.45%, 1/14/22	203,972
165,000	General Motors Financial Co., Inc., 4.00%, 1/15/25	179,373
200,000	General Motors Financial Co., Inc., 4.35%, 4/9/25	219,903
250,000	Lennar Corp., 4.75%, 11/15/22	263,123
400,000	Volkswagen Group of America Finance LLC, 2.70%, 9/26/22(b)	413,024
250,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	253,135

		3,057,948

Consumer, Non-cyclical — 10.30%
250,000	AbbVie, Inc., 2.30%, 11/21/22	257,128
400,000	AbbVie, Inc., 3.25%, 10/1/22	413,487
250,000	AbbVie, Inc., 3.45%, 3/15/22	255,766
125,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 1.030%), 1.21%, 6/6/22(a)	126,167
639,000	Becton Dickinson and Co., 2.89%, 6/6/22	655,631
400,000	Becton Dickinson and Co., 3.36%, 6/6/24	428,971
350,000	Cigna Corp., (LIBOR USD 3-Month + 0.890%), 1.13%, 7/15/23(a)	354,154

13

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

$800,000	CVS Health Corp., 2.63%, 8/15/24	$843,895
14,000	CVS Health Corp., 3.70%, 3/9/23	14,850
250,000	EMD Finance LLC, 3.25%, 3/19/25(b)	268,128
140,000	Equifax, Inc., 2.60%, 12/1/24	147,880
100,000	Equifax, Inc., 3.60%, 8/15/21	101,154
450,000	Gilead Sciences, Inc., 0.75%, 9/29/23	450,501
500,000	HCA, Inc., 5.88%, 5/1/23	543,983
250,000	Health Care Service Corp. A Mutual Legal Reserve Co., 1.50%, 6/1/25(b)	251,899
190,000	McCormick & Co., Inc., 0.90%, 2/15/26	184,957
250,000	Molson Coors Brewing Co., 2.10%, 7/15/21	250,805
250,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	262,914
350,000	Stryker Corp., 0.60%, 12/1/23	350,192
250,000	United Rentals North America, Inc., 5.88%, 9/15/26	262,098
225,000	Viatris, Inc., 1.13%, 6/22/22(b)	226,308

		6,650,868

Energy — 9.70%
250,000	Cheniere Energy Partners LP, 5.63%, 10/1/26	261,567
200,000	Enbridge Energy Partners LP, 4.20%, 9/15/21	201,442
500,000	Enbridge, Inc., 2.50%, 1/15/25	520,779
500,000	Energy Transfer Operating LP, 4.50%, 4/15/24	544,801
550,000	Energy Transfer Operating LP, 5.20%, 2/1/22	564,274
200,000	Kinder Morgan Energy Partners LP, 4.25%, 9/1/24	220,028
500,000	Kinder Morgan, Inc., 4.30%, 6/1/25	558,434
400,000	MPLX LP, (LIBOR USD 3-Month + 1.100%), 1.29%, 9/9/22(a)	400,179
250,000	ONEOK Partners LP, 3.38%, 10/1/22	258,261
350,000	ONEOK, Inc., 4.25%, 2/1/22	357,754
275,000	Pioneer Natural Resources Co., 0.75%, 1/15/24	274,315
500,000	Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	511,988
750,000	Williams Cos., Inc. (The), 3.35%, 8/15/22	772,450
250,000	Williams Cos., Inc. (The), 4.00%, 11/15/21	253,125
517,000	Williams Cos., Inc. (The), 4.30%, 3/4/24	564,119

		6,263,516

Financial — 18.32%
350,000	American Tower Corp., REIT, 3.50%, 1/31/23	368,446
500,000	American Tower Corp., REIT, 5.00%, 2/15/24	557,789
400,000	Bank of America Corp., (LIBOR USD 3-Month + 0.790%), 3.00%, 12/20/23(c)	416,208
250,000	Bank of Montreal, Series E, 3.30%, 2/5/24	268,229
250,000	Barclays Plc, 3.20%, 8/10/21	252,463
500,000	Barclays Plc, 3.68%, 1/10/23	511,471
200,000	BNP Paribas SA, 2.95%, 5/23/22(b)	205,571
550,000	BNP Paribas SA, 3.50%, 3/1/23(b)	580,055
149,000	Camden Property Trust, REIT, 4.88%, 6/15/23	160,423
250,000	Canadian Imperial Bank of Commerce, (LIBOR USD 3-Month + 0.660%), 0.84%, 9/13/23(a)	252,926

14

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

$250,000	CIT Group, Inc., 4.75%, 2/16/24	$271,659
350,000	Citigroup, Inc., 4.04%, 6/1/24(c)	375,172
300,000	Cooperatieve Rabobank UA, (LIBOR USD 3-Month + 0.480%), 0.71%, 1/10/23(a)	301,702
250,000	Cooperatieve Rabobank UA, 3.95%, 11/9/22	263,210
300,000	Credit Agricole SA, 3.25%, 10/4/24(b)	322,134
500,000	Credit Agricole SA, 3.75%, 4/24/23(b)	531,462
350,000	Credit Suisse Group AG, 3.57%, 1/9/23(b)	357,193
500,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	521,233
275,000	Crown Castle International Corp., REIT, 1.35%, 7/15/25	274,199
400,000	Goldman Sachs Group, Inc. (The), Series VAR, Series VAR, 0.63%, 11/17/23(c)	399,861
250,000	Goldman Sachs Group, Inc. (The), 0.67%, 3/8/24(c)	249,668
500,000	Goldman Sachs Group, Inc. (The), (LIBOR USD 3-Month + 0.990%), 2.91%, 7/24/23(c)	514,806
550,000	Goldman Sachs Group, Inc. (The), 3.63%, 2/20/24	591,748
250,000	HSBC Holdings Plc, 3.60%, 5/25/23	266,015
400,000	ING Groep NV, 4.10%, 10/2/23	433,666
200,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.890%), 1.11%, 7/23/24(a)	202,446
330,000	JPMorgan Chase & Co., 1.51%, 6/1/24(c)	336,736
490,000	JPMorgan Chase & Co., 3.21%, 4/1/23(c)	503,273
375,000	Lloyds Banking Group Plc, (LIBOR USD 3-Month + 0.810%), 2.91%, 11/7/23(c)	388,163
250,000	Lloyds Banking Group Plc, 3.00%, 1/11/22	254,976
200,000	Morgan Stanley, (LIBOR USD 3-Month + 0.930%), 1.15%, 7/22/22(a)	200,453
250,000	Morgan Stanley, MTN, 2.75%, 5/19/22	256,682
200,000	Principal Life Global Funding II, 0.88%, 1/12/26(b)	194,586
250,000	Westpac Banking Corp., (LIBOR USD 3-Month + 0.710%), 0.90%, 6/28/22(a)	251,883

		11,836,507

Industrial — 6.57%
350,000	Agilent Technologies, Inc., 3.88%, 7/15/23	372,895
100,000	Boeing Co. (The), 1.17%, 2/4/23	100,420
200,000	Boeing Co. (The), 1.43%, 2/4/24	200,313
150,000	Boeing Co. (The), 2.20%, 2/4/26	149,619
290,000	General Electric Co., MTN, 5.55%, 1/5/26	343,874
250,000	Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 6/15/23	269,875
250,000	Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	270,269
700,000	Raytheon Technologies Corp., 3.20%, 3/15/24	747,052
250,000	Republic Services, Inc., 2.50%, 8/15/24	263,119
725,000	Roper Technologies, Inc., 2.35%, 9/15/24	758,161
50,000	Roper Technologies, Inc., 2.80%, 12/15/21	50,758

15

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

$275,000	Roper Technologies, Inc., 3.65%, 9/15/23	$294,693
425,000	Teledyne Technologies, Inc., 0.95%, 4/1/24	423,297

		4,244,345

Technology — 4.98%
350,000	Citrix Systems, Inc., 1.25%, 3/1/26	344,715
650,000	Dell International LLC / EMC Corp., 5.45%, 6/15/23(b)	710,365
400,000	Fidelity National Information Services, Inc., 0.60%, 3/1/24	397,820
725,000	Leidos, Inc., 2.95%, 5/15/23(b)	757,914
375,000	Microchip Technology, Inc., 0.97%, 2/15/24(b)	374,447
250,000	NXP BV / NXP Funding LLC, 4.63%, 6/1/23(b)	270,748
100,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.70%, 5/1/25(b)	104,895
250,000	Open Text Corp., 5.88%, 6/1/26(b)	258,768

		3,219,672

Utilities — 6.95%
600,000	American Electric Power Co., Inc., Series M, 0.75%, 11/1/23	600,212
500,000	Avangrid, Inc., 3.15%, 12/1/24	537,820
275,000	CenterPoint Energy Resources Corp., 0.70%, 3/2/23	275,022
150,000	CenterPoint Energy, Inc., 3.85%, 2/1/24	162,230
370,000	Consolidated Edison, Inc., Series A, 0.65%, 12/1/23	369,413
500,000	Evergy, Inc., 2.45%, 9/15/24	523,791
350,000	Exelon Corp., 2.45%, 4/15/21	350,150
200,000	Florida Power & Light Co., (LIBOR USD 3-Month + 0.380%), 0.60%, 7/28/23(a)	200,029
275,000	NextEra Energy Capital Holdings, Inc., 0.65%, 3/1/23	275,850
550,000	Sempra Energy, 2.90%, 2/1/23	572,291
275,000	Southern Co. (The), Series 21-A, 0.60%, 2/26/24	273,348
350,000	WEC Energy Group, Inc., 0.80%, 3/15/24	349,881

		4,490,037

Total Corporate Bonds		45,705,296

(Cost $45,152,240)

Asset Backed Securities — 26.98%
160,000	AmeriCredit Automobile Receivables Trust, Series 2018-1, Class C, 3.50%, 1/18/24	164,890
240,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.62%, 3/18/25	254,229
508,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.54%, 7/18/24	522,114
125,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class C, 2.74%, 4/18/25	129,989
300,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class B, 2.13%, 7/18/25	307,572
455,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class D, 2.58%, 9/18/25	472,026
315,000	AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D, 1.21%, 12/18/26	312,039

16

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

$ 275,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class D, 3.15%, 2/20/25(b)	$277,120
502,000	CarMax Auto Owner Trust, Series 2017-3, Class D, 3.46%, 10/16/23	508,012
420,000	CarMax Auto Owner Trust, Series 2017-4, Class D, 3.30%, 5/15/24	427,209
475,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.37%, 7/15/24	486,026
305,000	CarMax Auto Owner Trust, Series 2018-3, Class D, 3.91%, 1/15/25	317,793
335,000	CarMax Auto Owner Trust, Series 2019-1, Class C, 3.74%, 1/15/25	352,687
625,000	CarMax Auto Owner Trust, Series 2019-3, Class B, 2.50%, 4/15/25	651,195
250,000	CarMax Auto Owner Trust, Series 2019-3, Class C, 2.60%, 6/16/25	260,188
310,000	CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25	322,032
175,000	CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25	181,109
400,000	Dell Equipment Finance Trust, Series 2018-1, Class C, 3.53%, 6/22/23(b)	401,445
800,000	Dell Equipment Finance Trust, Series 2018-2, Class C, 3.72%, 10/22/23(b)	811,063
175,000	Dell Equipment Finance Trust, Series 2019-2, Class D, 2.48%, 4/22/25(b)	177,936
97,861	Drive Auto Receivables Trust, Series 2016-CA, Class D, 4.18%, 3/15/24(b)	98,246
111,689	Drive Auto Receivables Trust, Series 2017-AA, Class D, 4.16%, 5/15/24(b)	112,383
11,876	Drive Auto Receivables Trust, Series 2018-3, Class C, 3.72%, 9/16/24	11,886
750,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.30%, 4/15/26	782,236
171,536	Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78%, 4/15/25	173,733
1,100,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.09%, 6/15/26	1,146,973
180,000	Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90%, 8/15/25	184,349
175,000	Drive Auto Receivables Trust, Series 2019-4, Class C, 2.51%, 11/17/25	178,216
50,000	Drive Auto Receivables Trust, Series 2019-4, Class D, 2.70%, 2/16/27	51,606
175,000	Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36%, 3/16/26	178,673
270,000	Ford Credit Auto Lease Trust, Series 2019-A, Class B, 3.25%, 7/15/22	272,516
300,000	Ford Credit Auto Lease Trust, Series 2021-A, Class C, 0.78%, 9/15/25	299,727

17

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

$200,000	GM Financial Automobile Leasing Trust, Series 2019-1, Class D, 3.95%, 5/22/23	$202,903
180,000	GM Financial Automobile Leasing Trust, Series 2019-3, Class C, 2.35%, 7/20/23	182,643
575,000	GM Financial Automobile Leasing Trust, Series 2020-1, Class C, 2.04%, 12/20/23	585,539
370,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class B, 2.87%, 10/16/24	384,050
410,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class B, 2.32%, 12/16/24	422,806
120,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class C, 2.62%, 1/16/25	124,237
80,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B, 2.03%, 4/16/25	82,379
60,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C, 2.18%, 5/16/25	61,946
325,000	GM Financial Leasing Trust, Series 2021-1, Class D, 1.01%, 7/21/25	323,966
119,181	Santander Drive Auto Receivables Trust, Series 2017-1, Class D, 3.17%, 4/17/23	119,689
175,000	Santander Drive Auto Receivables Trust, Series 2018-1, Class D, 3.32%, 3/15/24	178,092
119,999	Santander Drive Auto Receivables Trust, Series 2018-3, Class C, 3.51%, 8/15/23	120,644
100,000	Santander Drive Auto Receivables Trust, Series 2018-3, Class D, 4.07%, 8/15/24	103,113
145,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class C, 3.42%, 4/15/25	146,673
300,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.90%, 10/15/24	305,907
80,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class D, 2.68%, 10/15/25	82,520
400,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class D, 1.13%, 11/16/26	397,127
500,000	Santander Retail Auto Lease Trust, Series 2019-B, Class C, 2.77%, 8/21/23(b)	512,781
246,804	Sunnova Helios II Issuer LLC, Series 2019-AA, Class A, 3.75%, 6/20/46(b)	264,412
815,000	Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(b)	806,029
310,000	Tesla Auto Lease Trust, Series 2020-A, Class B, 1.18%, 1/22/24(b)	311,814
500,000	Tesla Auto Lease Trust, Series 2021-A, Class D, 1.34%, 3/20/25(b)	499,557
100,000	Verizon Owner Trust, Series 2018-A, Class C, 3.55%, 4/20/23	102,354
275,000	Verizon Owner Trust, Series 2019-C, Class B, 2.06%, 4/22/24	281,911

Total Asset Backed Securities		17,430,310

(Cost $17,214,855)

18

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

U.S. Government Agency Backed Mortgages — 0.03%
Fannie Mae — 0.01%
$2,930	Series 2001-70, Class OF, (LIBOR USD 1-Month + 0.950%), 1.06%, 10/25/31(a)	$3,003
2,132	Series 2009-87, Class FX, (LIBOR USD 1-Month + 0.750%), 0.86%, 11/25/39(a)	2,170

		5,173

Freddie Mac — 0.02%
2,121	Series 2448, Class FT, (LIBOR USD 1-Month + 1.000%), 1.11%, 3/15/32(a)	2,179
2,276	Series 2488, Class FQ, (LIBOR USD 1-Month + 1.000%), 1.11%, 3/15/32(a)	2,336
5,829	Series 2627, Class MW, 5.00%, 6/15/23	6,038
902	Series 3770, Class FP, (LIBOR USD 1-Month + 0.500%), 0.61%, 11/15/40(a)	908

		11,461

Total U.S. Government Agency Backed Mortgages		16,634

(Cost $16,222)

Shares
Investment Company — 1.65%
1,065,250	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	1,065,250

Total Investment Company		1,065,250

(Cost $1,065,250)

Total Investments		$64,217,490
(Cost $63,448,567)(e) — 99.41%

Other assets in excess of liabilities — 0.59%		381,273

NET ASSETS — 100.00%		$64,598,763

(a)	Floating rate note. Rate shown is as of report date.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)	Affiliated investment.

(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

19

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2021

Abbreviations used are defined below:

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

20

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund

March 31, 2021

Principal Amount		Value

Corporate Bonds — 68.88%
Basic Materials — 2.08%
$ 600,000	DuPont de Nemours, Inc., (LIBOR USD 3-Month + 1.110%), 1.30%, 11/15/23(a)	$609,771
300,000	DuPont de Nemours, Inc., 4.21%, 11/15/23	325,679
300,000	Nutrien Ltd., 3.15%, 10/1/22	309,489
750,000	Nutrition & Biosciences, Inc., 0.70%, 9/15/22(b)	751,980

		1,996,919

Communications — 5.25%
1,000,000	AT&T, Inc., 0.90%, 3/25/24	1,000,822
1,050,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.46%, 7/23/22	1,094,944
1,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital, Series USD, 4.50%, 2/1/24	1,093,723
150,000	Comcast Corp., (LIBOR USD 3-Month + 0.630%), 0.87%, 4/15/24(a)	151,565
300,000	Thomson Reuters Corp., 3.85%, 9/29/24	325,782
825,000	Verizon Communications, Inc., 0.75%, 3/22/24	825,951
500,000	Videotron Ltd., 5.38%, 6/15/24(b)	547,421

		5,040,208

Consumer, Cyclical — 4.75%
400,000	7-Eleven, Inc., 0.80%, 2/10/24(b)	398,592
250,000	Alimentation Couche-Tard, Inc., 2.70%, 7/26/22(b)	256,747
600,000	American Honda Finance Corp., (LIBOR USD 3-Month + 0.540%), MTN, 0.73%, 6/27/22(a)	603,265
650,000	Daimler Finance North America LLC, 0.75%, 3/1/24(b)	647,125
500,000	Ford Motor Credit Co. LLC, 3.66%, 9/8/24	515,704
250,000	General Motors Financial Co., Inc., 3.20%, 7/6/21	251,139
250,000	General Motors Financial Co., Inc., 3.55%, 4/9/21	250,086
375,000	General Motors Financial Co., Inc., 3.70%, 5/9/23	395,124
250,000	General Motors Financial Co., Inc., 4.15%, 6/19/23	267,278
150,000	Toyota Motor Credit Corp., MTN, 0.50%, 8/14/23	150,092
500,000	Volkswagen Group of America Finance LLC, 2.70%, 9/26/22(b)	516,280
300,000	Volkswagen Group of America Finance LLC, 2.90%, 5/13/22(b)	307,779

		4,559,211

Consumer, Non-cyclical — 8.22%
1,000,000	AbbVie, Inc., 3.25%, 10/1/22	1,033,717
300,000	AbbVie, Inc., 3.45%, 3/15/22	306,919
500,000	Amgen, Inc., 3.63%, 5/22/24	540,163
125,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 1.030%), 1.21%, 6/6/22(a)	126,167
634,000	Becton Dickinson and Co., 2.89%, 6/6/22	650,501
750,000	Becton Dickinson and Co., 3.36%, 6/6/24	804,321
350,000	Bristol-Myers Squibb Co., 0.54%, 11/13/23	350,131
600,000	Cigna Corp., (LIBOR USD 3-Month + 0.890%), 1.13%, 7/15/23(a)	607,120

21

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

$ 35,000	CVS Health Corp., 3.70%, 3/9/23	$37,125
350,000	EMD Finance LLC, 2.95%, 3/19/22(b)	357,082
250,000	Equifax, Inc., 3.60%, 8/15/21	252,884
300,000	Gilead Sciences, Inc., 0.75%, 9/29/23	300,334
250,000	HCA, Inc., 4.75%, 5/1/23	269,767
250,000	HCA, Inc., 5.88%, 5/1/23	271,991
500,000	Keurig Dr Pepper, Inc., 0.75%, 3/15/24	500,051
750,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	788,741
250,000	Stryker Corp., 0.60%, 12/1/23	250,137
250,000	United Rentals North America, Inc., 5.88%, 9/15/26	262,098
175,000	Viatris, Inc., 1.13%, 6/22/22(b)	176,018

		7,885,267

Energy — 7.33%
250,000	Cheniere Energy Partners LP, 5.63%, 10/1/26	261,567
150,000	ConocoPhillips Co., (LIBOR USD 3-Month + 0.900%), 1.10%, 5/15/22(a)	151,053
250,000	Enbridge, Inc., 2.90%, 7/15/22	257,053
550,000	Enbridge, Inc., 4.00%, 10/1/23	589,791
200,000	Energy Transfer Operating LP, 3.60%, 2/1/23	208,317
250,000	Energy Transfer Operating LP, 5.20%, 2/1/22	256,488
250,000	Kinder Morgan Energy Partners LP, 4.15%, 2/1/24	271,271
300,000	Kinder Morgan Energy Partners LP, 5.00%, 10/1/21	303,225
550,000	Kinder Morgan, Inc., 5.63%, 11/15/23(b)	611,068
250,000	MPLX LP, (LIBOR USD 3-Month + 1.100%), 1.29%, 9/9/22(a)	250,112
200,000	ONEOK Partners LP, 3.38%, 10/1/22	206,609
250,000	ONEOK, Inc., 2.75%, 9/1/24	262,372
250,000	ONEOK, Inc., 4.25%, 2/1/22	255,538
450,000	Pioneer Natural Resources Co., 0.75%, 1/15/24	448,879
250,000	Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	255,994
300,000	Spectra Energy Partners LP, 4.75%, 3/15/24	330,673
300,000	Williams Cos., Inc. (The), 3.35%, 8/15/22	308,980
500,000	Williams Cos., Inc. (The), 3.60%, 3/15/22	511,943
300,000	Williams Cos., Inc. (The), 4.00%, 11/15/21	303,750
600,000	Williams Cos., Inc. (The), 4.30%, 3/4/24	654,684
300,000	Williams Cos., Inc. (The), 4.50%, 11/15/23	326,954

		7,026,321

Financial — 26.54%
1,252,000	American Tower Corp., REIT, 5.00%, 2/15/24	1,396,703
250,000	Australia & New Zealand Banking Group Ltd., (LIBOR USD 3-Month + 0.710%), 0.89%, 5/19/22(a),(b)	251,759
300,000	Bank of America Corp., MTN, 0.81%, 10/24/24(c)	300,786
1,250,000	Bank of America Corp., (LIBOR USD 3-Month + 0.960%), GMTN, 1.18%, 7/23/24(a)	1,267,768
250,000	Bank of America Corp., (LIBOR USD 3-Month + 0.790%), 3.00%, 12/20/23(c)	260,130

22

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

$ 250,000	Bank of Nova Scotia (The), (LIBOR USD 3-Month + 0.620%), 0.81%, 9/19/22(a)	$251,889
200,000	Bank of Nova Scotia (The), 1.63%, 5/1/23	205,133
250,000	Barclays Plc, 1.01%, 12/10/24(c)	250,051
250,000	Barclays Plc, 3.20%, 8/10/21	252,463
263,000	Barclays Plc, 3.68%, 1/10/23	269,034
250,000	BNP Paribas SA, 2.95%, 5/23/22(b)	256,963
250,000	BNP Paribas SA, 3.50%, 3/1/23(b)	263,661
350,000	BNP Paribas SA, 3.80%, 1/10/24(b)	376,876
83,000	Camden Property Trust, REIT, 4.88%, 6/15/23	89,363
300,000	Canadian Imperial Bank of Commerce, (LIBOR USD 3-Month + 0.660%), 0.84%, 9/13/23(a)	303,511
500,000	Canadian Imperial Bank of Commerce, 3.10%, 4/2/24	532,870
250,000	Citigroup, Inc., (LIBOR USD 3-Month + 0.690%), 0.90%, 10/27/22(a)	251,650
200,000	Citigroup, Inc., (LIBOR USD 3-Month + 0.950%), 1.17%, 7/24/23(a)	201,686
300,000	Citigroup, Inc., (LIBOR USD 3-Month + 1.070%), 1.25%, 12/8/21(a)	301,724
1,000,000	Citigroup, Inc., (LIBOR USD 3-Month + 0.950%), 2.88%, 7/24/23(c)	1,029,693
250,000	Cooperatieve Rabobank UA, (LIBOR USD 3-Month + 0.480%), 0.71%, 1/10/23(a)	251,419
250,000	Cooperatieve Rabobank UA, 3.95%, 11/9/22	263,210
250,000	Credit Agricole SA, 3.38%, 1/10/22(b)	255,820
250,000	Credit Agricole SA, 3.75%, 4/24/23(b)	265,731
250,000	Credit Suisse Group AG, 3.57%, 1/9/23(b)	255,138
500,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	521,233
500,000	Crown Castle International Corp., 3.20%, 9/1/24	536,214
850,000	Goldman Sachs Group, Inc. (The), Series VAR, Series VAR, 0.63%, 11/17/23(c)	849,705
500,000	Goldman Sachs Group, Inc. (The), 0.67%, 3/8/24(c)	499,337
400,000	Goldman Sachs Group, Inc. (The), (LIBOR USD 3-Month + 0.750%), 0.93%, 2/23/23(a)	403,229
250,000	Goldman Sachs Group, Inc. (The), (LIBOR USD 3-Month + 0.990%), 2.91%, 7/24/23(c)	257,403
200,000	Goldman Sachs Group, Inc. (The), 3.63%, 2/20/24	215,181
225,000	HSBC Holdings Plc, 3.60%, 5/25/23	239,413
350,000	HSBC Holdings Plc, 3.95%, 5/18/24(c)	373,554
200,000	ING Groep NV, 3.15%, 3/29/22	205,552
250,000	ING Groep NV, 4.10%, 10/2/23	271,041
250,000	JPMorgan Chase & Co., 0.70%, 3/16/24(c)	251,022
1,000,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.850%), GMTN, 1.08%, 1/10/25(a)	1,013,698
250,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.900%), 1.12%, 4/25/23(a)	251,861
250,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.730%), 3.56%, 4/23/24(c)	264,953
400,000	Lloyds Banking Group Plc, 0.70%, 5/11/24(c)	399,999

23

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

$ 350,000	Lloyds Banking Group Plc, 2.86%, 3/17/23(c)	$357,427
200,000	Lloyds Banking Group Plc, (LIBOR USD 3-Month + 0.810%), 2.91%, 11/7/23(c)	207,020
250,000	Lloyds Banking Group Plc, 3.00%, 1/11/22	254,976
1,000,000	Mid-America Apartments LP, 4.30%, 10/15/23	1,080,040
300,000	Morgan Stanley, MTN, 0.53%, 1/25/24(c)	299,457
200,000	Morgan Stanley, (LIBOR USD 3-Month + 0.930%), 1.15%, 7/22/22(a)	200,453
250,000	Morgan Stanley, (LIBOR USD 3-Month + 1.400%), MTN, 1.62%, 10/24/23(a)	254,465
250,000	Morgan Stanley, MTN, 2.75%, 5/19/22	256,682
500,000	Nordea Bank Abp, 3.75%, 8/30/23(b)	537,009
1,000,000	Regions Financial Corp., 3.80%, 8/14/23	1,073,053
500,000	Santander UK Group Holdings Plc, 3.37%, 1/5/24(c)	522,678
200,000	Santander UK Group Holdings Plc, 3.57%, 1/10/23	204,471
300,000	Skandinaviska Enskilda Banken AB, (LIBOR USD 3-Month + 0.430%), 0.62%, 5/17/21(a),(b)	300,159
200,000	Swedbank AB, (LIBOR USD 3-Month + 0.700%), 0.88%, 3/14/22(a),(b)	201,086
1,000,000	Toronto-Dominion Bank (The), 0.55%, 3/4/24	998,563
425,000	UBS AG, 0.45%, 2/9/24(b)	421,957
250,000	Westpac Banking Corp., (LIBOR USD 3-Month + 0.570%), 0.80%, 1/11/23(a)	251,877
150,000	Westpac Banking Corp., (LIBOR USD 3-Month + 0.710%), 0.90%, 6/28/22(a)	151,130
355,000	Westpac Banking Corp., 3.30%, 2/26/24	382,210
1,250,000	Willis North America, Inc., 3.60%, 5/15/24	1,347,570

		25,460,709

Industrial — 4.94%
500,000	Boeing Co. (The), 1.17%, 2/4/23	502,098
250,000	Boeing Co. (The), 1.43%, 2/4/24	250,392
250,000	Caterpillar Financial Services Corp., (LIBOR USD 3-Month + 0.200%), MTN, 0.40%, 11/12/21(a)	250,155
600,000	John Deere Capital Corp., (LIBOR USD 3-Month + 0.490%), MTN, 0.67%, 6/13/22(a)	602,991
185,000	L3Harris Technologies, Inc., 3.95%, 5/28/24	200,773
500,000	Raytheon Technologies Corp., 3.20%, 3/15/24	533,609
325,000	Roper Technologies, Inc., 0.45%, 8/15/22	324,876
1,000,000	Siemens Financieringsmaatschappij NV, 0.40%, 3/11/23(b)	1,001,039
250,000	Siemens Financieringsmaatschappij NV, 0.65%, 3/11/24(b)	249,902
825,000	Teledyne Technologies, Inc., 0.95%, 4/1/24	821,693

		4,737,528

Technology — 4.78%
1,150,000	Dell International LLC / EMC Corp., 5.45%, 6/15/23(b)	1,256,800
450,000	Fidelity National Information Services, Inc., 0.60%, 3/1/24	447,547
200,000	Hewlett Packard Enterprise Co., (LIBOR USD 3-Month + 0.720%), 0.96%, 10/5/21(a)	199,955

24

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

$ 1,000,000	Leidos, Inc., 2.95%, 5/15/23(b)	$1,045,399
275,000	Microchip Technology, Inc., 0.97%, 2/15/24(b)	274,595
550,000	NXP BV / NXP Funding LLC, 3.88%, 9/1/22(b)	574,396
500,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.70%, 5/1/25(b)	524,475
250,000	Open Text Corp., 5.88%, 6/1/26(b)	258,768

		4,581,935

Utilities — 4.99%
425,000	American Electric Power Co., Inc., Series M, 0.75%, 11/1/23	425,150
301,000	American Electric Power Co., Inc., Series I, 3.65%, 12/1/21	307,458
300,000	CenterPoint Energy Resources Corp., 0.70%, 3/2/23	300,024
148,000	CenterPoint Energy, Inc., 3.85%, 2/1/24	160,066
510,000	Consolidated Edison, Inc., Series A, 0.65%, 12/1/23	509,192
300,000	Evergy, Inc., 2.45%, 9/15/24	314,275
375,000	Florida Power & Light Co., (LIBOR USD 3-Month + 0.380%), 0.60%, 7/28/23(a)	375,054
350,000	NextEra Energy Capital Holdings, Inc., 0.65%, 3/1/23	351,082
500,000	Sempra Energy, 2.90%, 2/1/23	520,264
300,000	Southern Co. (The), Series 21-A, 0.60%, 2/26/24	298,198
150,000	WEC Energy Group, Inc., 0.55%, 9/15/23	149,777
675,000	WEC Energy Group, Inc., 0.80%, 3/15/24	674,770
400,000	Xcel Energy, Inc., 0.50%, 10/15/23	400,055

		4,785,365

Total Corporate Bonds		66,073,463

(Cost $65,869,718)

Asset Backed Securities — 26.47%
790,000	Americredit Automobile Receivables Trust, Series 2018-3, Class D, 4.04%, 11/18/24	841,759
100,000	AmeriCredit Automobile Receivables Trust, 1.80%, 12/18/25	101,848
160,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.62%, 3/18/25	169,486
175,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class B, 2.13%, 7/18/25	179,417
300,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class D, 2.58%, 9/18/25	311,226
390,000	AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D, 1.21%, 12/18/26	386,334
40,195	Capital Auto Receivables Asset Trust, Series 2017-1, Class B, 2.43%, 5/20/22(b)	40,255
405,000	Capital Auto Receivables Asset Trust, Series 2018-2, Class C, 3.69%, 12/20/23(b)	408,262
185,000	Carmax Auto Owner Trust, Series 2018-4, Class C, 3.85%, 7/15/24	194,423
290,000	Carmax Auto Owner Trust, Series 2018-4, Class D, 4.15%, 4/15/25	305,052
145,000	Carmax Auto Owner Trust, Series 2019-1, Class D, 4.04%, 8/15/25	152,525

25

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

$ 705,000	Carmax Auto Owner Trust, Series 2019-3, Class D, 2.85%, 1/15/26	$733,418
250,000	CarMax Auto Owner Trust, Series 2017-3, Class D, 3.46%, 10/16/23	252,994
800,000	CarMax Auto Owner Trust, Series 2017-4, Class D, 3.30%, 5/15/24	813,732
350,000	CarMax Auto Owner Trust, Series 2018-1, Class C, 2.95%, 11/15/23	358,068
600,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.37%, 7/15/24	613,927
200,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.99%, 4/15/25	206,829
205,000	CarMax Auto Owner Trust, Series 2018-3, Class D, 3.91%, 1/15/25	213,599
300,000	CarMax Auto Owner Trust, Series 2019-3, Class C, 2.60%, 6/16/25	312,225
100,000	CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25	103,881
125,000	CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25	129,364
572,000	CarMax Auto Owner Trust, Series 2020-2, Class D, 5.75%, 5/17/27	631,954
1,000,000	CarMax Auto Owner Trust, Series 2020-3, Class D, 2.53%, 1/15/27	1,030,477
370,000	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class D, 3.51%, 9/15/23(b)	374,007
293,815	CNH Equipment Trust, Series 2019-A, Class A3, 3.01%, 4/15/24	299,425
222,091	Dell Equipment Finance Trust, Series 2018-1, Class B, 3.34%, 6/22/23(b)	222,573
300,000	Dell Equipment Finance Trust, Series 2018-1, Class C, 3.53%, 6/22/23(b)	301,084
275,000	Dell Equipment Finance Trust, Series 2018-2, Class B, 3.55%, 10/22/23(b)	277,445
650,000	Dell Equipment Finance Trust, Series 2018-2, Class C, 3.72%, 10/22/23(b)	658,989
603,000	Dell Equipment Finance Trust, Series 2019-1, Class B, 2.94%, 3/22/24(b)	614,595
150,000	Drive Auto Receivables Trust, 3.69%, 8/17/26	156,726
265,000	Drive Auto Receivables Trust, 3.18%, 10/15/26	276,492
53,329	Drive Auto Receivables Trust, Series 2017-2, Class D, 3.49%, 9/15/23	53,823
138,048	Drive Auto Receivables Trust, Series 2017-AA, Class D, 4.16%, 5/15/24(b)	138,905
10,963	Drive Auto Receivables Trust, Series 2018-3, Class C, 3.72%, 9/16/24	10,972
191,000	Drive Auto Receivables Trust, Series 2018-3, Class D, 4.30%, 9/16/24	196,217
620,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.30%, 4/15/26	646,648

26

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

$ 192,978	Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78%, 4/15/25	$195,450
400,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.09%, 6/15/26	417,081
130,000	Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90%, 8/15/25	133,141
105,000	Drive Auto Receivables Trust, Series 2019-4, Class C, 2.51%, 11/17/25	106,930
265,000	Drive Auto Receivables Trust, Series 2019-4, Class D, 2.70%, 2/16/27	273,513
125,000	Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36%, 3/16/26	127,623
500,000	Ford Credit Auto Lease Trust, Series 2021-A, Class C, 0.78%, 9/15/25	499,545
105,000	GM Financial Automobile Leasing Trust, Series 2019-3, Class C, 2.35%, 7/20/23	106,542
425,000	GM Financial Automobile Leasing Trust, Series 2020-1, Class C, 2.04%, 12/20/23	432,790
1,150,000	GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21%, 12/20/24	1,203,669
1,000,000	GM Financial Automobile Leasing Trust, Series 2020-3, Class D, 1.71%, 2/20/25	1,017,705
150,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class B, 3.27%, 1/16/24	154,306
60,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B, 2.03%, 4/16/25	61,784
50,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C, 2.18%, 5/16/25	51,622
325,000	GM Financial Leasing Trust, Series 2021-1, Class D, 1.01%, 7/21/25	323,966
500,000	Hyundai Auto Receivables Trust, Series 2019-A, Class C, 3.03%, 11/17/25	521,456
420,000	Santander Drive Auto Receivables Trust, 1.64%, 11/16/26	425,205
105,688	Santander Drive Auto Receivables Trust, Series 2017-1, Class D, 3.17%, 4/17/23	106,139
315,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class D, 3.88%, 2/15/24	323,156
865,000	Santander Drive Auto Receivables Trust, Series 2018-3, Class D, 4.07%, 8/15/24	891,931
160,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class C, 3.42%, 4/15/25	161,846
100,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class D, 3.65%, 4/15/25	103,654
400,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22%, 7/15/25	415,436
160,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class D, 2.68%, 10/15/25	165,039
450,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class D, 1.13%, 11/16/26	446,768
450,000	Santander Retail Auto Lease Trust, 2.08%, 3/20/24(b)	461,214

27

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2021

Principal Amount		Value

$505,000	Santander Retail Auto Lease Trust, Series 2019-A, Class B, 3.01%, 5/22/23(b)	$514,864
300,000	Santander Retail Auto Lease Trust, Series 2019-A, Class C, 3.30%, 5/22/23(b)	306,659
240,000	Santander Retail Auto Lease Trust, Series 2019-B, Class C, 2.77%, 8/21/23(b)	246,135
500,000	Santander Retail Auto Lease Trust, Series 2020-B, Class C, 1.18%, 12/20/24(b)	502,295
262,474	Sunnova Helios II Issuer LLC, Series 2019-AA, Class A, 3.75%, 6/20/46(b)	281,200
100,000	Tesla Auto Lease Trust, Series 2019-A, Class C, 2.68%, 1/20/23(b)	102,509
600,000	Tesla Auto Lease Trust, Series 2021-A, Class D, 1.34%, 3/20/25(b)	599,468
500,000	Verizon Owner Trust, Series 2018-1A, Class B, 3.05%, 9/20/22(b)	503,001
220,000	Verizon Owner Trust, Series 2018-1A, Class C, 3.20%, 9/20/22(b)	221,726
170,000	Verizon Owner Trust, Series 2019-C, Class B, 2.06%, 4/22/24	174,272
88,504	World Omni Automobile Lease Securitization Trust, Series 2019-B, Class A2A, 2.05%, 7/15/22	88,780

Total Asset Backed Securities		25,387,376

(Cost $25,263,699)

U.S. Government Agency Backed Mortgages — 0.01%

Fannie Mae — 0.01%
3,946	Pool #888467, 6.00%, 6/1/22	3,998
1	Pool #AL0202, 4.00%, 4/1/21	1
4,031	Series 2003-55, Class CD, 5.00%, 6/25/23	4,151
4,605	Series 2012-1, Class GB, 2.00%, 2/25/22	4,623

		12,773

Total U.S. Government Agency Backed Mortgages		12,773

(Cost $12,636)

28

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2021

Shares	Value

Investment Company — 7.67%
7,352,789 U.S. Government Money Market Fund, RBC Institutional Class 1(d)	$7,352,789

Total Investment Company	7,352,789

(Cost $7,352,789)

Total Investments	$98,826,401
(Cost $98,498,842)(e) — 103.03%

Liabilities in excess of other assets — (3.03)%	(2,906,164)

NET ASSETS — 100.00%	$95,920,237

(a)	Floating rate note. Rate shown is as of report date.
(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)	Affiliated investment.
(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of March 31, 2021:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value	Clearinghouse
Five Year U.S. Treasury Note	35	June 2021	$52,468	USD $ 4,318,945	Barclays Capital Group
Two Year U.S. Treasury Note	75	June 2021	14,063	USD 16,554,492	Barclays Capital Group

Total			$66,531

Abbreviations used are defined below:

GMTN - Global Medium Term Note

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

REIT - Real Estate Investment Trust

USD - United States Dollar

See Notes to the Financial Statements.

29

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

March 31, 2021

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $62,383,317 and $91,146,053, respectively)	$63,152,240	$91,473,612
Affiliated investments (cost $1,065,250 and $7,352,789, respectively)	1,065,250	7,352,789
Cash at broker for financial futures contracts	41,305	72,810
Interest and dividend receivable	331,069	404,673
Receivable from advisor	22,669	22,355
Receivable for capital shares issued	—	189,671
Unrealized appreciation on futures contracts	—	66,531
Prepaid expenses and other assets	19,582	28,836

Total Assets	64,632,115	99,611,277

Liabilities:
Distributions payable	910	5,657
Payable for capital shares redeemed	2,419	61,918
Payable for investments purchased	—	3,585,416
Accrued expenses and other payables:
Accounting fees	4,593	4,717
Audit fees	2,132	2,132
Trustees’ fees	119	91
Distribution fees	—	650
Custodian fees	643	776
Shareholder reports	8,285	9,424
Transfer agent fees	6,357	13,340
Other	7,894	6,919

Total Liabilities	33,352	3,691,040

Net Assets	$64,598,763	$95,920,237

Net Assets Consists of:
Capital	$63,787,124	$95,770,128
Accumulated earnings	811,639	150,109

Net Assets	$64,598,763	$95,920,237

30

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2021

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Net Assets
Class A	$419,392	$16,172,898
Class I	64,179,371	79,747,339

Total	$64,598,763	$95,920,237

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	41,198	1,618,160
Class I	6,314,607	7,989,042

Total	6,355,805	9,607,202

Net Asset Values and Redemption Prices Per Share:
Class A	$10.18	$9.99

Class I	$10.16	$9.98

See Notes to the Financial Statements.

31

FINANCIAL STATEMENTS
Statements of Operations

For the Year Ended March 31, 2021

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Investment Income:
Interest income	$1,414,796	$925,894
Dividend income - affiliated	710	1,675

Total Investment Income	1,415,506	927,569
Expenses:
Investment advisory fees	198,291	126,103
Distribution fees–Class A	438	10,155
Accounting fees	68,381	65,408
Audit fees	39,939	39,940
Custodian fees	2,786	3,241
Insurance fees	3,757	3,757
Legal fees	2,846	1,834
Registrations and filing fees	53,243	68,228
Shareholder reports	32,277	35,480
Transfer agent fees–Class A	3,743	6,634
Transfer agent fees–Class I	33,796	56,275
Trustees’ fees and expenses	2,444	1,965
Tax expense	4,110	4,110
Other fees	4,637	4,526

Total expenses before fee waiver/reimbursement	450,688	427,656
Expenses waived/reimbursed by:
Advisor	(218,911)	(263,984)

Net expenses	231,777	163,672

Net Investment Income	1,183,729	763,897

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	482,219	317,845
Futures contracts	23,608	(82,261)

Net realized gains	505,827	235,584
Net change in unrealized appreciation/(depreciation) on:
Investments	2,064,597	1,472,903
Futures contracts	(1,673)	150,143

Net unrealized gains	2,062,924	1,623,046

Change in net assets resulting from operations	$3,752,480	$2,622,527

See Notes to the Financial Statements.

32

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Short Duration Fixed Income Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
From Investment Activities
Operations:
Net investment income	$1,183,729	$1,048,630
Net realized gains/(losses) from investments and futures contracts	505,827	(270,595)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	2,062,924	(1,370,390)

Change in net assets resulting from operations	3,752,480	(592,355)

Distributions to Shareholders:
Class A	(7,561)	(7,644)
Class I	(1,194,258)	(1,044,931)

Change in net assets resulting from shareholder distributions	(1,201,819)	(1,052,575)

Capital Transactions:
Proceeds from shares issued	22,504,326	32,255,714
Distributions reinvested	1,200,646	1,052,522
Cost of shares redeemed	(17,967,089)	(3,226,315)

Change in net assets resulting from capital transactions	5,737,883	30,081,921

Net increase in net assets	8,288,544	28,436,991
Net Assets:
Beginning of year	56,310,219	27,873,228

End of year	$64,598,763	$56,310,219

Share Transactions:
Issued	2,218,548	3,203,863
Reinvested	118,243	104,939
Redeemed	(1,771,182)	(322,035)

Change in shares resulting from capital transactions	565,609	2,986,767

See Notes to the Financial Statements.

33

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Ultra-Short Fixed Income Fund

	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
From Investment Activities
Operations:
Net investment income	$763,897	$747,338
Net realized gains/(losses) from investments and futures contracts	235,584	(302,168)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency and futures contracts	1,623,046	(1,283,059)

Change in net assets resulting from operations	2,622,527	(837,889)

Distributions to Shareholders:
Class A	(135,540)	(76,462)
Class I	(647,315)	(675,480)

Change in net assets resulting from shareholder distributions	(782,855)	(751,942)

Capital Transactions:
Proceeds from shares issued	92,989,854	46,722,728
Distributions reinvested	714,803	726,362
Cost of shares redeemed	(40,316,838)	(37,143,145)

Change in net assets resulting from capital transactions	53,387,819	10,305,945

Net increase in net assets	55,227,491	8,716,114
Net Assets:
Beginning of year	40,692,746	31,976,632

End of year	$95,920,237	$40,692,746

Share Transactions:
Issued	9,332,318	4,732,998
Reinvested	71,887	73,432
Redeemed	(4,048,317)	(3,793,334)

Change in shares resulting from capital transactions	5,355,888	1,013,096

See Notes to the Financial Statements.

34

    FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/21	$9.98	0.17	0.21	0.38	(0.18)	(0.18)	$10.18
Year Ended 3/31/20	9.94	0.25	0.04	0.29	(0.25)	(0.25)	9.98
Year Ended 3/31/19	9.85	0.24	0.09	0.33	(0.24)	(0.24)	9.94
Year Ended 3/31/18	9.97	0.20	(0.12)	0.08	(0.20)	(0.20)	9.85
Year Ended 3/31/17	9.92	0.17	0.05	0.22	(0.17)	(0.17)	9.97
Class I
Year Ended 3/31/21	$9.98	0.18	0.19	0.37	(0.19)	(0.19)	$10.16
Year Ended 3/31/20	9.94	0.25	0.05	0.30	(0.26)	(0.26)	9.98
Year Ended 3/31/19	9.84	0.25	0.10	0.35	(0.25)	(0.25)	9.94
Year Ended 3/31/18	9.97	0.21	(0.13)	0.08	(0.21)	(0.21)	9.84
Year Ended 3/31/17	9.92	0.18	0.05	0.23	(0.18)	(0.18)	9.97

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

35

    FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/21	6.45%	$ 419	0.45%	1.70%	1.58%	54%
Year Ended 3/31/20	0.34%	294	0.45%	2.48%	2.07%	33%
Year Ended 3/31/19	3.44%	310	0.45%	2.41%	1.99%	48%
Year Ended 3/31/18	0.78%	526	0.45%	1.98%	1.71%	55%
Year Ended 3/31/17	2.23%	666	0.45%	1.69%	1.53%	37%
Class I
Year Ended 3/31/21	6.35%	$64,179	0.35%	1.79%	0.68%	54%
Year Ended 3/31/20	0.45%	56,016	0.35%	2.53%	0.79%	33%
Year Ended 3/31/19	3.65%	27,563	0.35%	2.55%	1.04%	48%
Year Ended 3/31/18	0.78%	25,482	0.35%	2.10%	0.99%	55%
Year Ended 3/31/17	2.33%	18,366	0.35%	1.78%	1.12%	37%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

36

    FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/21	$9.58	0.13	0.42	0.55	(0.14)	(0.14)	$9.99
Year Ended 3/31/20	9.89	0.23	(0.29)	(0.06)	(0.25)	(0.25)	9.58
Year Ended 3/31/19	9.84	0.24	0.06	0.30	(0.25)	(0.25)	9.89
Year Ended 3/31/18	9.90	0.18	(0.06)	0.12	(0.18)	(0.18)	9.84
Year Ended 3/31/17	9.87	0.14	0.04	0.18	(0.15)	(0.15)	9.90
Class I
Year Ended 3/31/21	$9.57	0.14	0.42	0.56	(0.15)	(0.15)	$9.98
Year Ended 3/31/20	9.87	0.25	(0.29)	(0.04)	(0.26)	(0.26)	9.57
Year Ended 3/31/19	9.83	0.25	0.04	0.29	(0.25)	(0.25)	9.87
Year Ended 3/31/18	9.88	0.19	(0.05)	0.14	(0.19)	(0.19)	9.83
Year Ended 3/31/17	9.87	0.15	0.02	0.17	(0.16)	(0.16)	9.88

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

37

    FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/21	5.78%	$16,173	0.38%	1.30%	0.81%	56%
Year Ended 3/31/20	(0.67)%	5,745	0.38%	2.34%	1.07%	93%
Year Ended 3/31/19	3.04%	1,728	0.38%	2.41%	1.30%	57%
Year Ended 3/31/18	1.21%	1,978	0.39%(b)	1.83%	1.54%	68%
Year Ended 3/31/17	1.84%	667	0.40%	1.41%	1.30%	52%
Class I
Year Ended 3/31/21	5.89%	$79,747	0.28%	1.42%	0.77%	56%
Year Ended 3/31/20	(0.47)%	34,948	0.28%	2.56%	0.99%	93%
Year Ended 3/31/19	3.04%	30,249	0.28%	2.57%	1.07%	57%
Year Ended 3/31/18	1.42%	21,577	0.29%(b)	1.89%	1.08%	68%
Year Ended 3/31/17	1.74%	14,011	0.30%	1.47%	1.14%	52%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning October 2, 2017, the net operating expenses were contractually limited to 0.38% and 0.28% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

See Notes to the Financial Statements.

38

    NOTES TO FINANCIAL STATEMENTS

March 31, 2021

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”)

- RBC Ultra-Short Fixed Income Fund (“Ultra-Short Fixed Income Fund”)

The Funds offer Class A (formerly Class F) and Class I shares. Class A and Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a contingent deferred sales charge.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Trust’s Board of Trustees (the ”Board“) has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

39

    NOTES TO FINANCIAL STATEMENTS

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•     Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

40

    NOTES TO FINANCIAL STATEMENTS

•     Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•     Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short Duration Fixed Income Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$45,705,296	$—	$45,705,296
U.S. Government Agency Backed Mortgages	—	16,634	—	16,634
Asset Backed Securities	—	17,430,310	—	17,430,310
Investment Company	1,065,250	—	—	1,065,250

Total Assets	$1,065,250	$63,152,240	$—	$64,217,490

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Ultra-Short Fixed Income Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$66,073,463	$—	$66,073,463
U.S. Government Agency Backed Mortgages	—	12,773	—	12,773
Asset Backed Securities	—	25,387,376	—	25,387,376
Investment Company	7,352,789	—	—	7,352,789
Other Financial Instruments*
Financial futures contracts	66,531	—	—	66,531

Total Assets	$7,419,320	$91,473,612	$—	$98,892,932

* Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts which are valued at fair value.

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the

41

    NOTES TO FINANCIAL STATEMENTS

risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of March 31, 2021, the Funds do not have any outstanding TBA commitments.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

Financial Futures Contracts:

The Funds entered into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Notes futures during the year ended March 31, 2021.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at March 31, 2021.

Fair Values of Derivative Financial Instrument as of March 31, 2021
Statement of Assets and Liabilities Location
Asset Derivatives
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized appreciation on futures contracts	$—	$66,531

Total	$—	$66,531

42

    NOTES TO FINANCIAL STATEMENTS

Liability Derivatives
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Total	$—	$—

The effect of derivative instruments on the Statement of Operations during the year ended March 31, 2021 is as follows:
Derivative Instruments Categorized by Risk Exposure	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$23,608	$(82,261)

Total	$23,608	$(82,261)

Derivative Instruments Categorized by Risk Exposure	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Interest Rate Risk:
Financial futures contracts	$(1,673)	$150,143

Total	$(1,673)	$150,143

For the year ended March 31, 2021, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Futures long position (contracts)	46	—
Futures short position (contracts)	15	50

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate

43

    NOTES TO FINANCIAL STATEMENTS

amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value March 31, 2020	Purchases	Sales	Value March 31, 2021	Dividends
Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
Short Duration Fixed Income Fund	$2,087,167	$35,495,514	$(36,517,431)	$1,065,250	$ 710
Ultra-Short Fixed Income Fund	6,371,232	87,706,009	(86,724,452)	7,352,789	1,675

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

The Funds pay out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These ”book/tax“ differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

44

    NOTES TO FINANCIAL STATEMENTS

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Short Duration Fixed Income Fund	0.30%
Ultra-Short Fixed Income Fund	0.23%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until July 31, 2022.

	Class A Annual Rate	Class I Annual Rate
Short Duration Fixed Income Fund	0.45%	0.35%
Ultra-Short Fixed Income Fund	0.38%	0.28%

The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid. The amounts subject to possible recoupment under the expense limitation agreement as of March 31, 2021 were:

	FYE 3/31/19	FYE 3/31/20	FYE 3/31/21	Total
Short Duration Fixed Income Fund	$178,075	$184,217	$217,611	$579,903
Ultra-Short Fixed Income Fund	199,362	206,451	260,145	665,958

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to RBC GAM-US indirectly through its investment in an affiliated money market fund. These waivers are voluntary and not subject to recoupment. These amounts are included in expenses waived/reimbursed by Advisor in the Statements of Operations. For the year ended March 31, 2021, the amounts waived were as follows:

Fees Waived
Short Duration Fixed Income Fund	$1,300
Ultra-Short Fixed Income Fund	3,839

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (”BNY Mellon“) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $68,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer

45

    NOTES TO FINANCIAL STATEMENTS

of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500, for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of the Funds and additional share classes, the Advisor invested seed capital to provide each Fund or share class with its initial investment assets. The table below shows, as of March 31, 2021, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Short Duration Fixed Income Fund	$64,598,763	500,394	7.9%

4. Fund Distribution:

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class A is 0.10%.

Plan fees are based on average daily net assets of Class A. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2021, there were no fees waived by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2021 were as follows:

	Purchases	Sales (Excl. U.S. Gov’t)	Sales of U.S. Gov’t.
Short Duration Fixed Income Fund	$42,795,764	$34,368,115	$308,442
Ultra-Short Fixed Income Fund	85,185,209	29,027,070	530,731

46

    NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Short Duration Fixed Income Fund		Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$709,715	$—	$12,835,122	$9,113,603
Distributions reinvested	7,561	7,644	134,440	76,462
Cost of shares redeemed	(614,498)	(17,672)	(2,839,365)	(4,903,474)

Change in Class A	$102,778	$(10,028)	$10,130,197	$4,286,591

Class I
Proceeds from shares issued	$21,794,611	$32,255,714	$80,154,732	$37,609,125
Distributions reinvested	1,193,085	1,044,878	580,363	649,900
Cost of shares redeemed	(17,352,591)	(3,208,643)	(37,477,473)	(32,239,671)

Change in Class I	$5,635,105	$30,091,949	$43,257,622	$6,019,354

Change in net assets resulting from capital transactions	$5,737,883	$30,081,921	$53,387,819	$10,305,945

SHARE TRANSACTIONS:
Class A
Issued	70,845	—	1,290,212	917,015
Reinvested	744	762	13,499	7,728
Redeemed	(60,614)	(1,753)	(284,952)	(500,067)

Change in Class A	10,975	(991)	1,018,759	424,676

Class I
Issued	2,147,703	3,203,863	8,042,106	3,815,983
Reinvested	117,499	104,177	58,388	65,704
Redeemed	(1,710,568)	(320,282)	(3,763,365)	(3,293,267)

Change in Class I	554,634	2,987,758	4,337,129	588,420

Change in shares resulting from capital transactions	565,609	2,986,767	5,355,888	1,013,096

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

47

    NOTES TO FINANCIAL STATEMENTS

As of and during the year ended March 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2021, the Funds did not incur any interest or penalties.

As of March 31, 2021, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Short Duration Fixed Income Fund	$63,448,567	$866,740	$ (97,817)	$768,923
Ultra-Short Fixed Income Fund	98,565,373	447,061	(119,502)	327,559

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the mark to market on derivatives.

The tax character of distributions during the year ended March 31, 2021 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Short Duration Fixed Income Fund	$1,200,990	$1,200,990	$1,200,990
Ultra-Short Fixed Income Fund	783,235	783,235	783,235

The tax character of distributions during the year ended March 31, 2020 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Short Duration Fixed Income Fund	$1,052,576	$1,052,576	$1,052,576
Ultra-Short Fixed Income Fund	746,191	746,191	746,191

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

48

    NOTES TO FINANCIAL STATEMENTS

As of March 31, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Undistributed ordinary income	$26,597	$5,775
Undistributed long term gain	17,029	—

Accumulated earnings	43,626	5,775
Distributions payable	(910)	(5,657)
Accumulated capital loss carryforwards	—	(177,568)
Unrealized appreciation	768,923	327,559

Total Accumulated Earnings	$811,639	$150,109

As of March 31, 2021, Ultra-Short Fixed Income Fund had a short-term capital loss carryforward of $148,670 and a long-term capital loss carryforward of $28,898, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration.

During the year ended March 31, 2021 the Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund utilized $469,025 and $366,638, respectively, of capital loss carryforwards.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund did not have any deferred qualified late-year capital losses.

8. Line of Credit

The Funds, along with other Funds within the Trust, participate in an uncommitted, unsecured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 31, 2021. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since multiple funds within the Trust participate in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at March 31, 2021 and there were no borrowings made by the Funds during the period.

9. Significant Risks

Shareholder concentration risk:

As of March 31, 2021, the following Funds had omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Short Duration Fixed Income Fund	3	87.7%
Ultra-Short Fixed Income Fund	2	57.0%

In addition, an unaffiliated shareholder owned 30.2% of the Ultra-Short Fixed Income Fund as of March 31, 2021. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global

49

    NOTES TO FINANCIAL STATEMENTS

economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

10. Subsequent Events:

Fund Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Following the period end, affiliated and unaffiliated shareholders of Short Duration Fixed Income Fund redeemed $26,649,706, which represented approximately 41.3% of the Fund’s net assets as of March 31, 2021.

50

    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (two of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 21, 2021

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

51

    OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2021, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Short Duration Fixed Income Fund	100.00%
Ultra-Short Fixed Income Fund	100.00%

Pursuant to Internal Revenue Code Section 852(b)(3), the Short Duration Fund reported $17,029 as long-term capital gain distribution for the year ended March 31, 2021.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

52

    MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (57)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

53

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (68)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (57)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

54

    MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (57)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (54)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (52)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

55

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A and Class I shares.

Class A

Class A shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load). Class A shares currently include a 0.10% (10 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

56

    SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period* 10/1/20–3/31/21	Annualized Expense Ratio During Period 10/1/20–3/31/21
Short Duration Fixed Income Fund
Class A	$1,000.00	$1,005.70	$2.25	0.45%
Class I	1,000.00	1,005.20	1.75	0.35%
Ultra-Short Fixed Income Fund
Class A	1,000.00	1,005.50	1.90	0.38%
Class I	1,000.00	1,006.00	1.40	0.28%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

57

    SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period* 10/1/20-3/31/21	Annualized Expense Ratio During Period 10/1/20-3/31/21
Short Duration Fixed Income Fund
Class A	$1,000.00	$1,022.69	$2.27	0.45%
Class I	1,000.00	1,023.19	1.77	0.35%
Ultra-Short Fixed Income Fund
Class A	1,000.00	1,023.04	1.92	0.38%
Class I	1,000.00	1,023.54	1.41	0.28%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

58

    STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

This section discusses the operation and effectiveness of the Liquidity Risk Management Program (the “Program”) of RBC Funds Trust (the “Trust”), including each of its series (each, a “Fund” and collectively, the “Funds”), established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule” and the “1940 Act,” respectively). The Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, approved the Program on behalf of each Fund, as required pursuant to the Liquidity Rule. The Board also approved the designation of RBC Global Asset Management (U.S.) Inc. (“RBC”), the investment adviser to each Fund, as the Program Administrator for the Program. RBC administers day-to-day implementation of the Program through a working group known as the Liquidity Risk Committee (the “Committee”), as set forth in the Program.

RBC, as Program Administrator, provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any Fund’s highly liquid investments minimum (“HLIM”) and any material changes to the Program (the “Report”).

The Report covered the year ending December 31, 2020 (the “Review Period”).

I. Key Conclusions of the Report

The Program, as implemented, is reasonably designed to assess and manage each Fund’s liquidity risk. During the Review Period, the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk. No Fund was required to set an HLIM and each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. There were no material changes to the Program implemented during the Review Period.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the Review Period, the Program Administrator, in consultation with investment personnel, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program, monthly in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT, and in Board reporting throughout the Review Period.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk as described in the Report, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors enumerated in the Liquidity Rule and identified in the Program, as applicable:

a. Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c. Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

Investment Strategy and Portfolio Liquidity. The Program Administrator considered the factors identified above, among others, during both normal and reasonably foreseeable stressed conditions as provided in the Program. Pursuant to the review, the Program Administrator determined that each Fund’s investment strategy and use of derivatives are appropriate for an open-end fund.

Cash Flow. The Funds’ cash flows did not have a material effect on the ability to meet redemptions during the Review Period.

59

    STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Holdings of Cash and Borrowing Arrangements. As described in the Report, the Program Administrator determined that the Funds’ holdings of cash and borrowing arrangements were adequate for meeting the Funds’ expected cash flow needs to meet redemptions during the Review Period.

In light of the assessment and review as discussed above, the Program Administrator did not recommend any material changes in the management of the Funds’ liquidity risks, including with respect to any of the above factors.

B. Portfolio Holdings Classifications

During the Review Period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule.

During the Review Period, the Funds classified portfolio investments (including, as applicable, derivatives transactions) according to asset class when appropriate, as described in the Program. In addition, pursuant to the Program, each Fund must separately classify and review any investment within an asset class if any market, trading, or investment-specific considerations are reasonably expected to significantly affect the liquidity of the investment as compared the Fund’s other portfolio holdings within that asset class. During the Review Period, there were no circumstances in which a Fund was required to separately classify any investment within an asset class.

Market Depth—Reasonably Anticipated Trading Size (“RATS”). In classifying and reviewing its portfolio investments or asset classes (as applicable), each Fund must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity. Each Fund must take this determination into account when classifying the liquidity of that investment or asset class. Although there were higher than average redemptions during the Review Period due to COVID-19 pandemic lockdowns, there were no changes to the RATS assumptions for the Funds during the Review period.

Classification Review. As required by the Liquidity Rule, the Funds reviewed liquidity classifications on a monthly basis during the Review Period as described in the Program. The Committee met monthly, including twice in March in response to the COVID-19 pandemic, to review its portfolio investments’ classifications in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT. The Program Administrator oversaw the Funds’ process for classifying portfolio holdings under the Liquidity Rule and reviewed the classifications, as described in the Program. This review included a review of the methodology and data inputs used. During the Review Period, the Program Administrator determined that there were no material operational issues with the process for classifying portfolio holdings, although unexpected market closures resulting from the COVID-19 materially affected one or more investments’ classification. Due to market volatility and such market closures, the Committee determined that, between March 13th and the end of June, a daily review of the Funds’ classifications was warranted.

C. HLIM

The Program Administrator reviewed the process and standards for determining that each Fund primarily holds investments that are highly liquid. There were no changes recommended in the Report with respect to the status of any Fund as a Primarily Highly Liquid Fund (“PHLF”) and each Fund qualified as a PHLF on an ongoing basis during the Review Period as described in the Report.

Accordingly, an HLIM was not required for any Fund during the Review Period pursuant to the relevant provisions of the Program.

D. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the “15% Limit”). The Program Administrator monitored compliance with the 15% Limit as described in the Program. At no time during the Review Period did any Fund breach the 15% limit.

60

    STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

E. Redemptions in Kind

There were no redemptions in-kind effected by any Fund during the Review Period.

61

This Page Intentionally Left Blank

62

This Page Intentionally Left Blank

63

This Page Intentionally Left Blank

64

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2021.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-FI AR 03-21

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Phillip G. Goff and James R. Seward are qualified to serve as an audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $255,700 for 2021 and $249,400 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $29,120 for 2021 and $28,420 for 2020.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)        (A)    with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B)    with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)              such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)              such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)              Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $358,941 for 2021 and $297,250 for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RBC Funds Trust

By (Signature and Title)*	/s/Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	5/28/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	5/28/2021

By (Signature and Title)*	/s/Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer
(principal financial officer)

Date	5/28/2021

* Print the name and title of each signing officer under his or her signature.